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                                   EMTEC, INC.                    EXHIBIT 10.3

                          INVENTORY AND WORKING CAPITAL

                               FINANCING AGREEMENT

                                Table of Contents

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Section 1. DEFINITIONS; ATTACHMENTS...............................................................................1
   1.1.  Special Definitions......................................................................................1
   1.2.  Other Defined Terms......................................................................................8
   1.3.  Attachments..............................................................................................8
Section 2. CREDIT LINE/FINANCE CHARGES/OTHER CHARGES..............................................................8
   2.1.  Credit Line..............................................................................................8
   2.2.  Product Advances.........................................................................................8
   2.3.  A/R Advances.............................................................................................9
   2.4.  Finance and Other Charges...............................................................................10
   2.5.  Customer Account Statements.............................................................................11
   2.6.  Shortfall...............................................................................................11
   2.7.  Application of Payments.................................................................................11
   2.8.  Prepayment and Reborrowing By Customer..................................................................11
Section 3. CREDIT LINE ADDITIONAL PROVISIONS.....................................................................11
   3.1.  Ineligible Accounts.....................................................................................11
   3.2.  Reimbursement for Charges...............................................................................13
   3.3.  Lockbox and Special Account.............................................................................13
   3.4.  Collections.............................................................................................13
   3.5.  Application of Remittances and Credits..................................................................14
   3.6.  Power of Attorney.......................................................................................14
   3.7.  Concentration Accounts..................................................................................15
Section 4. SECURITY -- COLLATERAL................................................................................15
   4.1.  Grant...................................................................................................15
   4.2.  Further Assurances......................................................................................16
Section 5. CONDITIONS PRECEDENT..................................................................................16
   5.1.  Conditions Precedent to the Effectiveness of this Agreement.............................................16
   5.2.  Conditions Precedent to Each Advance....................................................................17
Section 6. REPRESENTATIONS AND WARRANTIES........................................................................17
   6.1.  Organization and Qualifications.........................................................................17
   6.2.  Rights in Collateral: Priority of Liens.................................................................18
   6.3.  No Conflicts............................................................................................18
   6.4.  Enforceability..........................................................................................18
   6.5.  Locations of Offices, Records and Inventory.............................................................18
   6.6.  Fictitious Business Names...............................................................................18
   6.7.  Organization............................................................................................18
   6.8.  No Judgments or Litigation..............................................................................18
   6.9.  No Defaults.............................................................................................19
   6.10.    Labor Matters........................................................................................19
   6.11.    Compliance with Law..................................................................................19
   6.12.    ERISA................................................................................................19
   6.13.    Compliance with Environmental Laws...................................................................19
   6.14.    Intellectual Property................................................................................20
   6.15.    Licenses and Permits.................................................................................20
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   6.16.    Investment Company...................................................................................20
   6.17.    Taxes and Tax Returns................................................................................20
   6.18.    Status of Accounts...................................................................................20
   6.19.    Affiliate/Subsidiary Transactions....................................................................20
   6.20.    Accuracy and Completeness of Information.............................................................20
   6.21.    Recording Taxes......................................................................................21
   6.22.    Indebtedness.........................................................................................21
Section 7. AFFIRMATIVE COVENANTS.................................................................................21
   7.1.  Financial and Other Information.........................................................................21
   7.2.  Location of Collateral..................................................................................23
   7.3.  Changes in Customer.....................................................................................23
   7.4.  Corporate Existence.....................................................................................23
   7.5.  ERISA...................................................................................................23
   7.6.  Environmental Matters...................................................................................23
   7.7.  Collateral Books and Records/Collateral Audit...........................................................23
   7.8.  Insurance; Casualty Loss................................................................................24
   7.9.  Taxes...................................................................................................25
   7.10.    Compliance With Laws.................................................................................25
   7.11.    Fiscal Year..........................................................................................25
   7.12.    Intellectual Property................................................................................25
   7.13.    Maintenance of Property..............................................................................25
   7.14.    Collateral...........................................................................................25
   7.15.    Subsidiaries.........................................................................................26
   7.16.    Financial Covenants; Additional Covenants............................................................26
Section 8. NEGATIVE COVENANTS....................................................................................26
   8.1.  Liens...................................................................................................26
   8.2.  Disposition of Assets...................................................................................26
   8.3.  Corporate Changes.......................................................................................27
   8.4.  Guaranties..............................................................................................27
   8.5.  Restricted Payments.....................................................................................27
   8.6.  Investments.............................................................................................27
   8.7.  Affiliate/Subsidiary Transactions.......................................................................27
   8.8.  ERISA...................................................................................................27
   8.9.  Additional Negative Pledges.............................................................................28
   8.10.    Storage of Collateral with Bailees and Warehousemen..................................................28
   8.11.    Use of Proceeds......................................................................................28
   8.12.    Accounts.............................................................................................28
   8.13.    Indebtedness.........................................................................................28
   8.14.    Loans................................................................................................28
Section 9. DEFAULT...............................................................................................28
   9.1.  Event of Default........................................................................................28
   9.2.  Acceleration............................................................................................30
   9.3.  Remedies................................................................................................30
   9.4.  Waiver..................................................................................................31
Section 10. MISCELLANEOUS........................................................................................31
   10.1.    Term; Termination....................................................................................31
   10.2.    Indemnification......................................................................................31
   10.3.    Additional Obligations...............................................................................32
   10.4.    LIMITATION OF LIABILITY..............................................................................32
   10.5.    Alteration/Waiver....................................................................................32
   10.6.    Severability.........................................................................................33
   10.7.    One Loan.............................................................................................33
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   10.8.    Additional Collateral................................................................................33
   10.9.    No Merger or Novations...............................................................................33
   10.10.   Paragraph Titles.....................................................................................33
   10.11.   Binding Effect; Assignment...........................................................................33
   10.12.   Notices; E-Business Acknowledgment...................................................................33
   10.13.   Counterparts.........................................................................................35
   10.14.   ATTACHMENT A MODIFICATIONS...........................................................................35
   10.15.   SUBMISSION AND CONSENT TO JURISDICTION AND CHOICE OF LAW.............................................35
   10.16.   JURY TRIAL WAIVER....................................................................................36
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                          INVENTORY AND WORKING CAPITAL
                               FINANCING AGREEMENT

         This INVENTORY AND WORKING CAPITAL FINANCING AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement") amends and restates that certain Agreement For Wholesale Financing dated June 20, 1996 (as amended from time to time, the "Financing Agreement") and is hereby made this 24th day of September, 1999, by and between IBM Credit Corporation, a Delaware corporation with a place of business at 1500 RiverEdge Parkway, Atlanta, GA 30328, ("IBM Credit"), and Emtec, Inc., a New Jersey corporation with a place of business at 817 East gate Drive, Mt. Laurel, NJ 08054-7329, ("Customer").

                                   WITNESSETH

         WHEREAS, IBM Credit and Customer are parties to that certain Financing Agreement pursuant to which IBM Credit finances Customer's acquisition of inventory and equipment;

         WHEREAS, in the course of Customer's operations, Customer intends to purchase from Persons approved in writing by IBM Credit for the purposes of this Agreement (the "Authorized Suppliers") computer hardware and software products manufactured or distributed by or bearing any trademark or trade name of such Authorized Suppliers (the "Products") (as of the date hereof the Authorized Suppliers are as set forth on Attachment E hereto);

         WHEREAS, Customer has requested that IBM Credit finance its purchase of Products from such Authorized Suppliers and its working capital requirements, and IBM Credit is willing to provide such financing to Customer subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and Sufficiency of which are hereby acknowledged, the parties hereby agree that the Financing Agreement is hereby amended and restated in its entirety as follows:

                       Section 1. DEFINITIONS; ATTACHMENTS

1.1. Special Definitions. The following terms shall have the following respective meaning in this Agreement:

"A/R Advance": any loan or advance of funds made by IBM Credit to or on behalf of Customer pursuant to Section 2.3 of this Agreement, including, as the context may require, a WCO Advance, a PRO Advance and a Takeout Advance.

"A/R Advance Date": the Business Day on which IBM Credit makes an A/R Advance under this Agreement.

"A/R Advance Term": shall be the collective or individual reference, as the context may require, to a PRO Advance Term and a WCO Advance Term.

"A/R Finance Charges": as defined on Attachment A.

"Accounts": as defined in the U.C.C.

"Advance": any loan or other extension of credit by IBM Credit to or on behalf of Customer pursuant to this Agreement including, without limitation, (i) Product Advances and (ii) A/R Advances.







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"Affiliate": with respect to any Person, any other Person (the "Affiliate")
meeting one of the following: (i) at least 10% of the Affiliate's equity is owned, directly or indirectly, by such Person; (ii) at least 10% of such Person's equity is owned, directly or indirectly, by the Affiliate; or (iii) at least 10% of such Person's equity and at least 10% of the Affiliate's equity is owned, directly or indirectly, by the same Person or Persons. All of Customer's officers, directors, joint venturers, and partners shall also be deemed to be Affiliates of Customer for purposes of this Agreement.

"Agreement": as defined in the caption.

"Auditors", a nationally recognized firm of independent certified public accountants selected by Customer and satisfactory to IBM Credit.

"Available Credit": at any time, (1) the Maximum Advance Amount less (2) the Outstanding Advances at such time.

"Average Daily Balance": for each Advance for a given period of time, the sum of the unpaid principal of such Advance as of each day during such period of time, divided by the number of days in such period of time,

"Borrowing Base": as defined in Attachment A.

"Business Day": any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are generally closed or on which IBM Credit is closed.

"Closing Date": the date on which the conditions precedent to the effectiveness of this Agreement set forth in Section 5.1 hereof are satisfied or waived in writing by IBM Credit.

"Code": the Internal Revenue Code of 1986, as amended or any successor statute.

"Collateral": as defined in Section 4.1.

"Collateral Management Report": a report to be delivered by Customer to IBM Credit from time to time, as provided herein, signed by the chief executive officer or chief financial officer of Customer, substantially in the form and detail of Attachment F hereto, detailing and certifying, among other items: a summary of Customer's inventory on hand financed by IBM Credit and Customer's Eligible Accounts, the amounts and aging of all of Customer's Accounts, Customer's inventory on hand financed by IBM Credit by quantity, type, model, Authorized Supplier's invoice price to Customer and the total of the line item values for all inventory listed on the report, the amounts and aging of Customer's accounts payable as of a specified date, all of Customer's IBM Credit borrowing activity during a specified period and the total amount of Customer's Borrowing Base as well as Customer's Outstanding A/R Advances, Outstanding Product Advances, Available Credit and any Shortfall Amount as of a specified date.

"Common Due Date": (1) the fifth day of a calendar month if the Product Financing Period or A/R Advance Term, whichever is applicable, expires on the first through tenth of such calendar month; (2) the fifteenth day of a calendar month if the Product Financing Period or A/R Advance Term, whichever is applicable, expires on the eleventh through twentieth of such calendar month-, and (3) the twenty-fifth day of a calendar month if the Product Financing Period or A/R Advance Term, whichever is applicable, expires on the twenty-first through the last day of such calendar month.

"Compliance Certificate": a certificate substantially in the form of Attachment
C.

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"Concentration Accounts": shall mean an Eligible Account that, individually, or when aggregated with all other outstanding Accounts of the same Account debtor and such Account debtors Affiliates, constitute more than five percent (5%) of the net outstanding balance of all Eligible Accounts of the Customer then outstanding for all Account debtors.

"Concentration Account Debtor": shall mean, at any time, any Account debtor obligated to Customer with respect to, or on account of, a Concentration Account.

"Credit Line": as defined in Section 2.1.

"Customer": as defined in the caption.

"Default": either (1) an Event of Default or (2) any event or condition which, but for the requirement that notice be given or time lapse or both, would be an Event of Default.

"Delinquency Fee Rate".- as defined on Attachment A.

"Designated Account Debtor": as set forth on Attachment A.

"Designated Account Term": as set forth on Attachment A.

"Eligible Accounts": as defined in Section 3. 1.

"Environmental Laws": all statutes, laws, judicial decisions, regulations, ordinances, and other governmental restrictions relating to pollution, the protection of the environment, occupational health and safety, or to emissions, discharges or release of pollutants, contaminants, hazardous substances or wastes into the environment.

"Environmental Liability": any claim, demand, obligation, cause of action, allegation, order, violation, injury, judgment, penalty or fine, cost or expense, resulting from the violation or alleged violation of any Environmental Laws or the imposition of any Lien pursuant to any Environmental Laws.

"ERISA": the Employee Retirement Income Security Act of 1974, as amended, or any successor statutes.

"Event of Default": as defined in Section 9.1.

"Financial Statements": the consolidated and consolidating balance sheets (including, without limitation, securities such as stocks and investment bonds), statements of operations, statements of cash flows and statements of changes in shareholder's equity of Customer and its Subsidiaries for the period specified, prepared in accordance with GAAP and consistent with prior practices.

"Floor Plan Lender": any Person who now or hereinafter provides inventory financing to Customer, provided that such Person executes an Intercreditor Agreement (as defined in Section 5.1 of this Agreement) or a subordination agreement with IBM Credit in form and substance satisfactory to IBM Credit.

"Free Financing Period": for each Product Advance, the period, if any, in which IBM Credit does not charge Customer a financing charge. IBM Credit shall calculate the Customer's Free Financing Period utilizing a methodology that is consistent with the methodologies used for similarly situated customers of IBM Credit. The Customer understands that IBM Credit may not offer, may change or may cease to offer a Free Financing Period for the Customer's purchases of Products.

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"Free Financing Period Exclusion Fee": as defined in Attachment A.

"GAAP": generally accepted accounting principles in the United States as in effect from time to time.

"Governmental Authority": any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.

"Hazardous Substances": all substances, wastes or materials, to the extent subject to regulation as "hazardous substances" or "hazardous waste" under any Environmental Laws.

"IBM Credit": as defined in the caption.

"Indebtedness": with respect to any Person, (1) all obligations of such Person for borrowed money or for the deferred purchase price of property or services (other than trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices) or which is evidenced by a note, bond, debenture or similar instrument, (2) all obligations of such Person under capital leases (including obligations under any leases Customer may enter into, now or in the future, with IBM Credit), (3) all obligations of such Person in respect of letters of credit, banker's acceptances or similar obligations issued or created for the account of such Person, (4) liabilities arising under any interest rate protection, future, option swap, cap or hedge agreement or arrangement under which such Person is a party or beneficiary, (5) all obligations under guaranties of such Person and (6) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

"Investment": with respect to any Person (the "Investor'), (1) any investment by the Investor in any other Person, whether by means of share purchase, capital contribution, purchase or other acquisition of a partnership or joint venture interest, loan, time deposit, demand deposit or otherwise, and (2) any guaranty by the Investor of any Indebtedness or other obligation of any other Person.

"Lien(s)": any lien, claim, charge, pledge, security interest, deed of trust, mortgage, other encumbrance or other arrangement having the practical effect of the foregoing, including the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement.

"Material Adverse Effect": a material adverse effect (1) on the business, operations, results of operations, assets, or financial condition of the Customer, (2) on the aggregate value of the Collateral or the aggregate amount which IBM Credit would be likely to receive (after giving consideration to reasonably likely delays in payment and reasonable costs of enforcement) in the liquidation of such Collateral to recover the Obligations in full, or (3) on the rights and remedies of IBM Credit under this Agreement.

"Maximum Advance Amount": at any time, the lesser of (1) the Credit Line and (2) the Borrowing Base at such time.

"Obligations": all covenants, agreements, warranties, duties, representations, loans, advances, interest (including interest accruing on or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Customer, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), fees, reasonable expenses, indemnities, liabilities and Indebtedness of any kind and nature whatsoever now or hereafter arising, owing, due or payable from Customer to IBM Credit.

"Other Documents": all security agreements, mortgages, leases, instruments, documents, guarantees, schedules of assignment, contracts and similar agreements executed by Customer and-delivered to IBM Credit, pursuant to this Agreement or otherwise, and all amendments, supplements and other modifications to the foregoing from time to time.

"Other Charges": as set forth in Attachment A.

"Outstanding Advances": at any time of determination, `the sum of (1) the unpaid principal amount of all Advances made by IBM Credit under this Agreement, and
(2) any finance charge, fee, expense or other amount related to Advances charged to Customer's account with IBM Credit.

"Outstanding A/R Advances": at any time of determination, the sum of (1) the unpaid principal amount of all A/R Advances made by IBM Credit under this Agreement; and (2) any finance charge, fee, expense or other amount related to A/R Advances charged to Customer's account with IBM Credit.

"Outstanding Product Advances": at any time of determination, the sum of (1) the unpaid principal amount of all Product Advances made by IBM Credit under this Agreement; and (2) any finance charge, fee, expense or other amount related to Product Advances charged to Customer's account with IBM Credit.

"Permitted Indebtedness": any of the following:

(1)   Indebtedness to IBM Credit;

(2)   Indebtedness described in Section VII of Attachment B;

(3)   Indebtedness to any Floor Plan Lender;

(4)   Purchase Money Indebtedness;

(5)   guaranties in favor of IBM Credit-, and

(6) other Indebtedness consented to by IBM Credit in writing prior to incurring such Indebtedness.

"Permitted Liens":  any of the following:

(1) Liens which are the subject of an Intercreditor Agreement, in effect from time to time between IBM Credit and any other secured creditor:

(2)   Purchase Money Security Interests:

(3)   Liens described in Section I of Attachment B;

(4) Liens of warehousemen, mechanics, materialmen, workers, repairmen, common carriers, landlords and other similar Liens arising by operation of law or otherwise, not waived in connection herewith, for amounts that are not yet due and payable or being contested in good faith by appropriate proceedings promptly instituted and diligently conducted if an adequate reserve or other appropriate provisions shall have been made therefor as required to be in conformity with GAAP and an adverse determination in such proceedings could not reasonably be expected to have a Material Adverse Effect;

(5) attachment or judgment Liens individually or in the aggregate not in excess of $75,000 (exclusive of (A) any amounts that are duly bonded to the satisfaction of IBM Credit or (B) any amount fully covered by insurance as to which the insurance company has acknowledged its obligation to pay such judgment in full);

(6) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business which, in the aggregate, are not substantial in amount and which do not materially detract from the value of the -property subject thereto or materially interfere with the ordinary conduct of the business of Customer;

(7)   extensions and renewals of the foregoing Permitted Liens', provided that
      (A) the aggregate amount of such extended or renewed Liens do not exceed the original principal amount of the Indebtedness which it secures, (B) such Liens do not extend to any property other than property already previously subject to the Lien and (C) such extended or renewed Liens are on terms and conditions no more restrictive than the terms and conditions of the Liens being extended or renewed;

(8) Liens arising from deposits or pledges to secure bids, tenders, contracts, leases, surety and appeal bonds and other obligations of like nature arising in the ordinary course of the Customer's business;

(9) Liens for taxes, assessments or governmental charges not delinquent or being contested, in good faith, by appropriate proceedings promptly instituted and diligently conducted if an adequate reserve or other appropriate provisions shall have been made therefor as required in order to be in conformity with GAAP and an adverse determination in such proceedings could not reasonably be expected to have a Material Adverse Effect;

(10) Liens arising out of deposits in connection with workers' compensation, unemployment insurance or other social security or similar legislation;

(11)  Liens arising pursuant to this Agreement, and

(12) other Liens consented to by IBM Credit in writing prior to incurring such Lien.

"Person": any individual, association, firm, corporation, partnership, trust, unincorporated organization or other entity whatsoever.

"Policies": all policies of insurance required to be maintained by Customer under this Agreement or any of the Other Documents.

"Prime Rate": as of the date of determination, the average of the rates of interest announced by Citibank, N.A., Chase Manhattan Bank and Bank of America National Trust & Savings Association (or any other bank which IBM Credit uses in its normal course of business of determining Prime Rate) as their prime or base rate, as of the last Business Day of the calendar month immediately preceding the date of determination, whether or not such announced rates are the actual rates charged by such banking institutions to their most creditworthy borrowers.

"PRO Advance": an A/R Advance, with a PRO Advance Term, made by IBM Credit to itself on behalf of Customer to repay all or a portion of a Product Advance that is due and payable.

"PRO Advance Term": for each PRO Advance, a period, in increments of ten days as specified by Customer in the Request for A/R Advance with respect to such PRO Advance, but in no event in excess of thirty days, commencing on the A/R Advance Date for such PRO Advance.

"Product Advance": any advance of funds made or committed to be made by IBM Credit for the account of Customer to an Authorized Supplier in respect of an invoice delivered or to be delivered by such Authorized Supplier to IBM Credit describing Products purchased by Customer, including any such advance made or committed to be made as of the date hereof pursuant to the Financing Agreement.

"Product Financing Charge": as defined on Attachment A.

"Product Financing Period": for each Product Advance, a period of days equal to that set forth in Attachment A from time to time, commencing on the invoice date of such Product Advance.

"Purchase Money Indebtedness".- any Indebtedness (including capital leases) incurred to finance the acquisition of assets (other than assets manufactured or distributed by or bearing any trademark or trade name of any Authorized Supplier) to be used in the Customer's business not to exceed the lesser of (1) the purchase price or acquisition cost of such asset and (2) the fair market value of such asset.

"Purchase Money Security Interest": any security interest securing Purchase Money Indebtedness, which security interest applies solely to the particular asset acquired with the Purchase Money Indebtedness.

"Request for A/R Advance": as defined in Section 2.3.

"Requirement of Law": as to any Person, the articles of incorporation and by-laws of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

"Shortfall Amount": as defined in Section 2.6.

"Shortfall Transaction Fee": as defined in Attachment A.

"Subsidiary": with respect to any Person, any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by such Person.

"Takeout Advance": upon request by Customer, an A/R Advance made, only on the Closing Date, to existing creditors of Customer on behalf of Customer, in an amount sufficient to discharge Customer's indebtedness to such creditor.

"Termination Date": shall mean the first anniversary of the date of this Agreement or such other date as IBM Credit and Customer may agree to from time to time.

"Voting Stock": securities, the holders of which are ordinarily, in the absence of contingencies, entitled to elect the corporate directors (or persons performing similar functions).

"WCO Advance": an A/R Advance, with a WCO Advance Term.

"WCO Advance Term": for each WCO Advance, a period of one hundred eighty (180) days commencing on the A/R Advance Date for such WCO Advance.

1.2. Other Defined Terms. Terms not otherwise defined in this Agreement which are defined in the Uniform Commercial Code as in effect in the State of New York (the "U.C.C.") shall have the meanings assigned to them therein.

1.3. Attachments. All attachments, exhibits, schedules and other addenda hereto, including, without limitation, Attachment A and Attachment B, are specifically incorporated herein and made a part of this Agreement.

              Section 2. CREDIT LINE/FINANCE CHARGES/OTHER CHARGES

2.1. Credit Line. Subject to the terms and conditions set forth in this Agreement, on and after the Closing Date to but not including the date that is the earlier of (x) the date on which this Agreement is terminated pursuant to
Section 10. and (y) the date on which IBM Credit terminates the Credit Line pursuant to Section 9., IBM Credit agrees to extend to the Customer a credit line ("Credit Line") in the amount set forth in Attachment A pursuant to which IBM Credit will make to the Customer, from time to time, Advances in an aggregate amount at any one time outstanding not to exceed the Maximum Advance Amount. Notwithstanding any other term or provision of this Agreement, IBM Credit may, at any time and from time to time, in its sole discretion (x) temporarily increase the amount of the Credit Line above the amount set forth in Attachment A and decrease the amount of the Credit Line back to the amount of the Credit Line set forth in Attachment A, in each case upon written notice to the Customer and (y) make Advances pursuant to this Agreement upon the request of Customer in an aggregate amount at any one time outstanding in excess of the Credit Line.

2.2. Product Advances. (A) Subject to the terms and conditions of this Agreement, IBM Credit shall make Product Advances in connection with Customer's purchase of Products from Authorized Suppliers (as defined under WITNESSETH) upon at least a two-day prior written notice from Authorized Suppliers. Customer hereby authorizes and directs IBM Credit to pay the proceeds of Product Advances directly to the applicable Authorized Supplier in respect of invoices delivered to IBM Credit for such Products by such Authorized Supplier and acknowledges that (i) any delivery to IBM Credit of an invoice by an Authorized Supplier shall be deemed as a request for a Product Advance by Customer, and (ii) each such Product Advance constitutes a loan by IBM Credit to Customer pursuant to this Agreement as if the Customer received the proceeds of the Product Advance directly from IBM Credit. IBM Credit may, upon written notice to Customer, cease to include a supplier as an Authorized Supplier.

         (B) No finance charge shall accrue on any Product Advance during the Free Financing Period, if any, applicable to such Product Advance. Each Product Advance shall be due and payable on the Common Due Date for such Product Advance. Customer may, at its option, repay each Product Advance by requesting IBM Credit to apply all or any part of the principal amount of an A/R Advance to the Outstanding Product Advances. Customer's request for such application shall be made in accordance with Section 2. When so requested and subject to the terms and conditions of this Agreement, IBM Credit shall apply the amount so requested to the amounts due in respect of the Outstanding Product Advances. Nothing contained herein shall relieve Customer of its obligation to repay Product Advances when due. Each Product Advance shall accrue a finance charge on the Average Daily Balance thereof from and including the first (1st) day following the end of the Free Financing Period, if any, for such Product Advance, or if no such Free Financing Period shall. be in effect, from and including the date of invoice for such Product Advance, in each case, to and including the date such Product Advance shall become due and payable in accordance with the terms of this Agreement, at a per annum rate equal to the lesser of (a) the finance charge set forth in Attachment A to this Agreement as the "Product Financing Charge" and (b) the highest rate from time to time permitted by applicable law.

In addition, for any Product Advance with respect to which a Free Financing Period shall not be in effect, Customer shall pay a Free Financing Period Exclusion Fee. Such fee shall be due and payable on the

Common Due Date for such Product Advance. If it is determined that amounts received from Customer were in excess of the highest rate permitted by law, then the amount representing such excess shall be considered reductions to principal of Advances.

         (C) Customer acknowledges that IBM Credit does not warrant the Collateral. Customer shall be obligated to pay IBM Credit in full even if the Collateral is defective or fails to conform to the warranties extended by the Authorized Supplier. The Obligations of Customer shall not be affected by any dispute Customer may have with any manufacturer, distributor or Authorized Supplier. Customer will not assert any claim or defense which it may have against any manufacturer, distributor or Authorized Supplier against IBM Credit.

         (D) Customer hereby authorizes IBM Credit to collect directly from any Authorized Supplier any credits, rebates, bonuses or discounts owed by such Authorized Supplier to Customer ("Supplier Credits"). Any Supplier Credits received by IBM Credit may be applied by IBM Credit to the Outstanding Advances. Any Supplier Credits collected by IBM Credit shall in no way reduce Customer's debt to IBM Credit in respect of the Outstanding Advances until such Supplier Credits are applied by IBM Credit.

         (E) IBM Credit may apply any payments and Supplier Credits received by IBM Credit to reduce finance charges first and then to principal amounts of Advances owed by Customer. IBM Credit may apply principal payments to the oldest (earliest) invoices (and related Product Advances) first, but, in any case, all principal payments will be applied in respect of the Outstanding Product Advances made for Products which have been sold, lost, stolen, destroyed, damaged or otherwise disposed of prior to any other application thereof.

         (F) Customer will indemnify and hold IBM Credit harmless from and against any claims or demands asserted by any Person relating to or arising from the Collateral for any reason whatsoever, including, without limitation, the condition of the Collateral, any misrepresentation made about the Collateral by any representative of Customer, or any act or failure to act by Customer except to the extent such claims or demands are directly attributable to IBM Credit's gross negligence or willful misconduct. Nothing contained in the foregoing shall impair any rights or claims which the Customer may have against any manufacturer, distributor or Authorized Supplier.

2.3. A/R Advances. (A) Whenever Customer shall desire IBM Credit to provide an A/R Advance, Customer shall deliver to IBM Credit written notice of Customer's request for such an Advance ("Request for A/R Advance"). For any requested A/R Advance pursuant to which monies will be disbursed to Customer or any Person other than IBM Credit, a Request for A/R Advance shall be delivered to IBM Credit on or prior to 1:00 p.m. (eastern time) one Business Day prior to the requested A/R Advance Date. The Request for A/R Advance shall specify (i) the requested A/R Advance Date- (ii) the amount of the requested A/R Advance; (iii) whether such A/R Advance is a WCO Advance or a PRO Advance; (iv) if applicable, the PRO Advance Term for such A/R Advance; (v) for each PRO Advance, the month, day and year of the Common Due Date, as set forth in Customer's applicable billing statement from IBM Credit, for the Product Advance to which the PRO Advance is to be applied; and (vi) if applicable, the amount of the requested A/R Advance that should be applied to the Outstanding Product Advances (provided that all PRO Advances shall be applied to Outstanding Product Advances). Customer may deliver a Request for A/R Advance via facsimile. Any Request for A/R Advance delivered to IBM Credit shall be irrevocable. Notwithstanding any other provision of this Agreement, Customer shall not (i) request more than one PRO Advance in respect of any Product Advance; and (ii) request a PRO Advance for any Common Due Date on which Customer will take a discount offered by IBM Credit for invoice amounts paid in full within fifteen days of the invoice date under IBM Credit's High Turnover Option ("HTO") Program.

         (B) Subject to the terms and conditions of this Agreement, on the A/R Advance Date specified in a Request for A/R Advance, IBM Credit shall make the principal amount of each A/R Advance available to the Customer in immediately available funds to an account maintained by Customer (or in the case of a Takeout Advance, as directed by Customer). If IBM Credit is making an A/R Advance hereunder on a day on which Customer is to repay all or any part of an Outstanding Advance (or any other amount owing hereunder), IBM Credit shall apply the proceeds of the A/R Advance to such repayment and only an amount equal to the difference, if any, between the amount of the A/R Advance and the amount being repaid shall be made available to Customer as provided in the immediately preceding sentence.

         (C) Each A/R Advance shall accrue a finance charge on the Average Daily Balance thereof, from and including the date of each A/R Advance to and including the date such A/R Advance is due and payable in accordance with the terms of this Agreement, at a per annum rate equal to the lesser of (a) the finance charge set forth in Attachment A to this Agreement under the caption "A/R Finance Charge" for such type of A/R Advance, and (b) the highest rate from time to time permitted by applicable law. If it is determined that amounts received from the Customer were in excess of such highest rate, then the amount representing such excess shall be considered reductions to principal of Advances.

         (D) Unless otherwise due and payable at an earlier date, the unpaid principal amount of each A/R Advance, other than a Takeout Advance, shall be due and payable on the applicable Common Due Date. Unless otherwise notified by Customer in writing prior to the day the principal amount of any WCO Advance becomes due and payable, the Customer shall be deemed to have provided IBM Credit with a Request for A/R Advance requesting a WCO Advance on the day such principal amount is due and payable in an amount equal to the unpaid principal amount of the WCO Advance so due. Subject to the terms and conditions of this Agreement, the principal amount of such WCO Advance shall automatically renew for an additional WCO Advance Term. Notwithstanding any other provision of this Agreement, a Takeout Advance may only be requested on the Closing Date and such Takeout Advance shall be limited to an amount sufficient to discharge the indebtedness that is the subject of a Takeout Advance.

Unless otherwise agreed in writing, a Takeout Advance shall be due pursuant to the Schedule of Repayments in Attachment D to this Agreement.

2.4. Finance and Other Charges. (A) Finance charges for an Advance for a calendar month shall be equal to (i) one twelfth (1/12) of the applicable Product Financing Charge or A/R Finance Charge multiplied by (ii) the Average Daily Balance of such Advance for the period when such finance charge accrues during such calendar month multiplied by (iii) the actual number of days during such calendar month when such finance charge accrues divided by (iv) thirty
(30).

Late charges pursuant to subsection (D) of this Section 2.4 for an Advance for a calendar month shall be equal to (i) one twelfth (1/12) of the Delinquency Fee Rate multiplied by (ii) the Average Daily Balance of such Advance for the period when such Advance is past due during such calendar month multiplied by (iii) the actual number of days during such calendar month when such Advance is past due divided by (iv) thirty (30).

         (B) The Customer hereby agrees to pay to IBM Credit the charges set forth as "Other Charges" in Attachment A. The Customer also agrees to pay IBM Credit additional charges for any returned items of payment received by IBM Credit. The Customer hereby acknowledges that any such charges are not interest but that such charges, if unpaid, will constitute part of the Outstanding Advances.

         (C) The finance charges and Other Charges owed under this Agreement, and any charges hereafter agreed to in writing by the parties, are payable monthly on receipt of IBM Credit's bill or statement therefor or IBM Credit may, in its sole discretion, add unpaid finance charges and Other Charges to the Customer's Outstanding Advances.

         (D) If any amount owed under this Agreement, including, without limitation, any Advance, is not paid when due (whether at maturity, by acceleration or otherwise), the unpaid amount thereof will bear a late charge from and including the day after such Advance was due and payable to and including the date IBM Credit receives payment thereof, at a per annum rate equal to the lesser of (a) the amount set forth in Attachment A to this Agreement as the "Delinquency Fee Rate" and (b) the highest rate from time to time permitted by applicable law. In addition, if any Shortfall Amount shall not be paid when due pursuant to Section 2.6 hereof, Customer shall pay IBM Credit a Shortfall Transaction Fee. If it is determined that amounts received from Customer were in excess of such highest rate, then the amount representing such excess shall be considered reductions to principal of Advances.

2.5. Customer Account Statements. IBM Credit will send statements of each transaction hereunder as well as monthly billing statements to Customer with respect to Advances and other charges due on Customer's account with IBM Credit. Each statement of transaction and monthly billing statement shall be deemed, absent manifest error, to be correct and shall constitute an account stated with respect to each transaction or amount described therein unless within seven (7) Business Days after such statement of transaction or billing statement is received by Customer, Customer provides IBM Credit written notice objecting that such amount or transaction is incorrectly described therein and specifying the error(s), if any, contained therein. IBM Credit may at any time adjust such statements of transaction or billing statements to comply with applicable law and this Agreement.

2.6. Shortfall. If, on any date, the Outstanding Advances shall exceed the Maximum Advance Amount (such excess, the "Shortfall Amount"), then the Customer shall on such date prepay the Outstanding Advances in an amount equal to such Shortfall Amount.

2.7. Application of Payments. The Customer hereby agrees that all checks and other instruments delivered to IBM Credit on account of Customer's Obligations shall constitute conditional payment until such items are actually collected by IBM Credit. The Customer waives the right to direct the application of any and all payments at any time or times hereafter received by IBM Credit on account of the Customer's Obligations. Customer agrees that-IBM Credit shall have the continuing exclusive right to apply and reapply any and all such payments to Customer's Obligations in such manner as IBM Credit may deem advisable notwithstanding any entry by IBM Credit upon any of its books and records.

2.8. Prepayment and Reborrowing. By Customer. (A) Customer may at any time prepay, without notice or penalty, in whole or in part amounts owed under this Agreement. IBM Credit may apply payments made to it (whether by the Customer or otherwise) to pay finance charges and other amounts owing under this Agreement first and then to the principal amount owed by the Customer.

         (B) Subject to the terms and conditions of this Agreement, any amount prepaid or repaid to IBM Credit in respect to the Outstanding Advances may be reborrowed by Customer in accordance with the provisions of this Agreement.

                  Section 3. CREDIT LINE ADDITIONAL PROVISIONS

3.1. Ineligible Accounts. IBM Credit and Customer agree that IBM Credit shall have the sole right to determine eligibility of Accounts from an Account debtor for purposes of determining the Borrowing Base: however, without limiting such right, the following Accounts will be deemed to be ineligible for purposes of determining the Borrowing Base:

         (A) Accounts created from the sale of goods and/or performance of services on non-standard terms or that allow for payment to be made more than thirty (30) days from the date of such sale or performance of services;

         (B) Accounts unpaid more than (i) The Designated Account Term if the Account debtor is a Designated Account Debtor; or (ii) ninety (90) days from date of invoice for all other Account debtors;

         (C) Accounts payable by an Account debtor if fifty percent (50%) or more of the aggregate outstanding balance of all such Accounts remain unpaid for more than ninety (90) days from the date of invoice except for Accounts payable by a Designated Account Debtor which shall be deemed ineligible if fifty percent (50%) or more of the aggregate outstanding balance from such Designated Account Debtor is unpaid at the expiry of the Designated Account Term applicable to such Designated Account Debtor;

         (D) Accounts payable by an Account debtor that is an Affiliate of Customer, or an officer, employee, agent, guarantor, stockholder of Customer or an Affiliate of Customer, or is related to or has common shareholders, officers or directors with Customer;

         (E) Accounts arising from consignment sales;

         (F) Except for state, local and United States government institutions and public educational institutions, Accounts with respect to which the payment by the Account debtor is or may be conditional;

         (G) Except for state, local and United States government institutions and public educational institutions, Accounts with respect to which:

                  (i) the Account debtor is not a commercial entity, or

                  (ii) the Account debtor is not a resident of the United
         States;

         (H) Accounts payable by any Account debtor to which Customer is or may become liable for goods sold or services rendered by such Account debtor to Customer;

         (I) Accounts arising from the sale or lease of goods purchased for a personal, family or household purpose;

         (J) Accounts arising from the sale or other disposition of goods that have been used for demonstration purposes or loaned or [eased by the Customer to another party;

         (K) Accounts which are progress payment accounts or contra accounts;

         (L) Accounts upon which IBM Credit does not have a valid, perfected, first priority security interest;

         (M) Accounts payable by an Account debtor that is or Customer knows will become, subject to proceedings under United States Bankruptcy Law or other law for the relief of debtors;

         (N) Accounts that are not payable in US dollars;

         (O) Accounts payable by any Account debtor that is a remarketer of computer hardware and software products and whose purchases of such products from Customer have been financed by another person, other than IBM Credit, who pays the proceeds of such financing directly to Customer on behalf of such debtor ("Third Party Financer") unless (i) such Third Party Financer does not have a separate financing relationship with Customer or (ii) such Third Party Financer has a separate financing relationship with Customer and has waived its right to set off its obligations to Customer;

         (P) Accounts arising from the sale or lease of goods which are billed to any Account debtor but have not yet been shipped by Customer;

         (Q) Accounts with respect to which Customer has permitted or agreed to any extension, compromise or settlement, or made any change or modification of any kind or nature, including, but not limited to, any change or modification to the terms relating thereto;

         (R) Accounts that do not arise from undisputed bona fide transactions completed in accordance with the terms and conditions contained in the invoices, purchase orders and contracts relating thereto;

         (S) Accounts that are discounted for the full payment term specified in Customer's terms and conditions with its Account debtors, or for any longer period of time;

         (T) Accounts on cash on delivery (C.O.D.) terms;

         (U) Accounts arising from maintenance or service contracts that are billed in advance of full performance of service;

         (V) Accounts arising from bartered transactions;

         (W) Accounts arising from incentive payments, rebates, discounts, credits, and refunds from a supplier; and

         (X) Any and all other Accounts that IBM Credit deems, in its sole and absolute discretion, to be ineligible.

The aggregate of all Accounts that are not ineligible Accounts shall hereinafter be referred to as "Eligible Accounts".

3.2. Reimbursement for Charges. Customer agrees to pay for all costs and expenses of Customer's bank in respect to collection of checks and other items of payment, all fees relating to the use and maintenance of the Lockbox and the Special Account (each as defined in Section 3.3) and with respect to remittances of proceeds of the Advances hereunder.

3.3. Lockbox and Special Account. Customer shall establish and maintain lockbox(es) (each, a "Lockbox") at the address(es) set forth in Attachment A with the financial institution(s) listed in Attachment A (each, a "Bank") pursuant to an agreement between the Customer and each Bank- in form and substance satisfactory to IBM-Credit. Customer shall also establish and maintain a deposit account which shall contain only proceeds of Customer's Accounts ("Special Account") with each Bank. Customer shall enter into and maintain a blocked account agreement with each Bank for the benefit of IBM Credit in form and substance satisfactory to IBM Credit pursuant to which, among other things, such Bank shall agree that, upon notice from IBM Credit, disbursements from the Special Account shall be made only as IBM Credit shall direct.

3.4. Collections. Customer shall instruct all Account debtors to remit payments directly to a Lockbox. In addition, Customer shall have such instruction printed in conspicuous type on all invoices. Customer shall instruct such Bank to deposit all remittances to such Bank's Lockbox into its Special Account. Customer further agrees that it shall not deposit or permit any deposits of funds other than remittances paid in respect of the Accounts into the Special Account(s) or permit any commingling of funds with such remittances in any Lockbox or Special Account.

Without limiting the Customer's foregoing obligations, if, at any time, Customer receives a remittance directly from an Account debtor, then Customer shall make entries on its books and records in a manner that shall reasonably identify such remittances and shall keep a separate account on its record books of all remittances so received and deposit the same into a Special Account. Until so deposited into the Special Account, Customer shall keep all remittances received in respect of Accounts separate and apart from Customer's other property so that they are capable of identification as the proceeds of Accounts in which IBM Credit has a security interest.

3.5. Application of Remittances and Credits. Customer shall apply all remittances against the aggregate of Customer's outstanding Accounts no. later than the end of the Business Day on which such remittances are deposited into the Special Account. Customer also agrees to apply each remittance against its respective Account no later than three (3) Business Days from the date such remittance is deposited into the Special. Account. In addition, Customer shall promptly apply any credits owing in respect to any Account when due.

3.6. Power of Attorney. Customer hereby irrevocably appoints IBM Credit, with full power of substitution, as its true and lawful attorney-in-fact with full power, in good faith and in compliance with commercially reasonable standards, in the discretion of IBM Credit, to:

         (A) sign the name of Customer on any document or instrument that IBM Credit shall deem necessary or appropriate to perfect and maintain perfected the security interest in the Collateral contemplated under this Agreement and the Other Documents;

         (B) endorse the name of Customer upon any of the items of payment of proceeds and deposit the same in the account of IBM Credit for application to the Obligations; and

upon the occurrence and during the continuance of an Event of Default as defined in Section 9.1 hereof:

         (C) demand payment, enforce payment and otherwise exercise all Customer's rights and remedies with respect to the collection of any Accounts;

         (D) settle, adjust, compromise, extend or renew any Accounts;

         (E) settle, adjust or compromise any legal proceedings brought to collect any Accounts;

         (F) sell or assign any Accounts upon such terms, for such amounts and at such time or times as IBM Credit may deem advisable;

         (G) discharge and release any Accounts;

         (H) prepare, file and sign Customer's name on any Proof of Claim in Bankruptcy or similar document against any Account debtor;

         (I) prepare, file and sign Customer's name on any notice of lien, claim of mechanic's lien, assignment or satisfaction of lien or mechanic's lien, or similar document in connection with any Accounts;

         (J) endorse the name of Customer upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to any Account or goods pertaining thereto;

         (K) endorse the name of Customer upon any of the items of payment of proceeds and deposit the same in the account of IBM Credit for application to the Obligation;

         (L) sign the name of Customer to requests for verification of Accounts and notices thereof to Account debtors;

         (M) sign the name of Customer on any document or instrument that IBM Credit shall deem necessary or appropriate to enforce any and all remedies it may have under this Agreement, at law or otherwise;

         (N) make, settle and adjust claims under the Policies with respect to the Collateral and endorse Customer's name on any check, draft, instrument or other item of payment of the proceeds of the Policies with respect to the Collateral; and

         (O) take control in any manner of any term of payment or proceeds and for such purpose to notify the postal authorities to change the address for delivery of mail addressed to Customer to such address as IBM Credit may designate.

The power of attorney granted by this Section is for value and coupled with an interest and is irrevocable so long as this Agreement is in effect or any Obligations remain outstanding. Nothing done by IBM Credit pursuant to such power of attorney will reduce any of Customer's Obligations other than Customer's payment Obligations to the extent IBM Credit has received monies.

3.7. Concentration Accounts. Without limiting IBM Credit's other rights, IBM Credit reserves the right to, from time to time in its sole discretion, modify the percentage of the amount of Customer's Concentration Accounts used in calculating Customer's Borrowing Base or eliminate Concentration Accounts in calculating Customer's Borrowing Base.

                       Section 4. SECURITY -- COLLATERAL

4.1. Grant. To secure Customer's full and punctual payment and performance of the Obligations including obligations under any leases Customer may enter into, now or in the future, with IBM Credit) ,when due (whether at the stated maturity, by acceleration or otherwise), Customer hereby grants IBM Credit a security interest in all of Customer's right, title and interest in and to the following property, whether now owned or hereafter acquired or existing and wherever located:

         (A) all inventory and equipment, and all parts thereof, attachments, accessories and accessions thereto, products thereof and documents therefor;

         (B) all accounts, contract rights, chattel paper, instruments, deposit accounts, obligations of any kind owing to Customer, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and all books, invoices, documents and other records in any form evidencing or relating to any of the foregoing;

         (C) general intangibles;

         (D) all rights now or hereafter existing in and to all mortgages, security agreements, leases or other contracts securing or otherwise relating to any of the foregoing; and

         (E) all substitutions and replacements for all of the foregoing, all proceeds of all of the foregoing and to the extent not otherwise included, all payments under insurance or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing.

All of the above assets shall be collectively defined herein as the "Collateral". Customer covenants and agrees with IBM Credit that: (a) the security constituted to by this Agreement is in addition to any other security from time to time held by IBM Credit and (b) the security hereby created is a continuing security interest and will cover and secure the payment of all Obligations both present and future of Customer to IBM Credit.

4.2. Further Assurances. Customer shall, from time to time upon the request of IBM Credit, execute and deliver to IBM Credit, or cause to be executed and delivered, at such time or times as IBM Credit may request such other and further documents, certificates and instruments that IBM Credit may deem necessary to perfect and maintain perfected IBM Credit's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under this Agreement and the Other Documents. Customer shall make appropriate entries on its books and records disclosing IBM Credit's security interests in the Collateral.

                        Section 5. CONDITIONS PRECEDENT

5.1. Conditions Precedent to the Effectiveness of this Agreement. The effectiveness of this Agreement is subject to the receipt by IBM Credit of, or waiver in writing by IBM Credit of compliance with, the following conditions precedent:

         (A) this Agreement executed and delivered by Customer and IBM Credit:

         (B) a favorable opinion of counsel for Customer in substantially the form of Attachment H;

         (C) a certificate of the secretary or an assistant secretary of Customer, substantially in the form and substance of Attachment I hereto, certifying that, among other items, (i) Customer is a corporation organized under the laws of the State of its incorporation and has its principal place of business as stated therein, (ii) Customer is registered to conduct business in specified states and localities, (iii) true and complete copies of the articles of incorporation and by-laws of Customer are delivered therewith, together with all amendments and addenda thereto as in effect on the date thereof, (iv) the resolution as stated in the certificate is a true, accurate and compared copy of the resolution adopted by the Customer's Board of Directors authorizing the execution, delivery and performance of this Agreement and each Other Document executed and delivered in connection herewith, and (v) the names and true signatures of the officers of Customer authorized to sign this Agreement and the Other Documents:

         (D) certificates dated as of a recent date from the Secretary of State or other appropriate authority evidencing the good standing of Customer in the jurisdiction of its organization and in each other jurisdiction where the ownership or lease of its property or the conduct of its business requires it to qualify to do business:

         (E) copies of all approvals and consents from any Person, in each case in form and substance satisfactory to IBM Credit, which are required to enable Customer to authorize, or required in connection with, (a) the execution, delivery or performance of this Agreement and each of the Other Documents, and
(b) the legality, validity, binding effect or enforceability of this Agreement and each of the Other Documents;

         (F) a lockbox agreement executed by Customer and each Bank, in form and substance satisfactory to IBM Credit;

         (G) a blocked account agreement executed by Customer and each Bank in form and substance satisfactory to IBM Credit;

         (H) intercreditor agreements ("Intercreditor Agreement'), in form and substance satisfactory to IBM Credit, executed by each other secured creditor of Customer as set forth in Attachment A;

         (I) UCC-1 financing statements for each jurisdiction reasonably requested by IBM Credit executed by Customer and each guarantor whose guaranty to IBM Credit is intended to be secured by a pledge of its assets;

         (J) the statements, certificates, documents, instruments, financing statements, agreements and information set forth in Attachment A and Attachment B; and

         (K) all such other statements, certificates, documents, instruments, financing statements, agreements and other information with respect to the matters contemplated by this Agreement as IBM Credit shall have reasonably requested.

5.2. Conditions Precedent to Each Advance. No Advance will be required to be made or renewed by IBM Credit under this Agreement unless, on and as of the date of such Advance, the following statements shall be true to the satisfaction of IBM Credit:

         (A) The representations and warranties contained in this Agreement or in any document, instrument or agreement executed in connection herewith are true and correct in all material respects on and as of the date of such Advance as though made on and as of such date;

         (B) No event has occurred and is continuing or after giving effect to such Advance or the application of the proceeds thereof would result in or would constitute a Default;

         (C) No event has occurred and is continuing which could reasonably be expected to have a Material Adverse Effect;

         (D) Both before and after giving effect to the making of such Advance, no Shortfall Amount exists.

Except as Customer has otherwise disclosed to IBM Credit in writing prior to each request, each request (or deemed request pursuant to Section 2.2 (A) or 2.3
(D)) for an Advance hereunder and the receipt (or deemed receipt) by the Customer of the proceeds of any Advance hereunder shall be deemed to be a representation and warranty by Customer that, as of and on the date of such Advance, the statements set forth in (A) through (D) above are true statements. No such disclosures by Customer to IBM Credit shall in any manner be deemed to satisfy the conditions precedent to each Advance that are set forth in this
Section 5.2.

                   Section 6. REPRESENTATIONS AND WARRANTIES

To induce IBM Credit to enter into this Agreement, Customer represents and warrants to IBM Credit as follows:

6.1. Organization and Qualifications. Customer and each of its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the power and authority to own its properties and assets and to transact the businesses in which it presently is engaged and (iii) is duly qualified and is authorized to-do business and is in good standing in each jurisdiction where it presently is engaged in business and is required to be so qualified.

6.2. Rights in Collateral; Priority of Liens. Customer and each of its Subsidiaries owns the property granted by it respectively as Collateral to IBM Credit, free and clear of any and all Liens in favor of third parties except for the Liens otherwise permitted pursuant to Section 8.1. The Liens granted by the Customer and each of its Subsidiaries pursuant to this Agreement, the Guaranties and the Other Documents in the Collateral constitute the valid and enforceable first, prior and perfected Liens on the Collateral, except to the extent any Liens that are prior to IBM Credit's Liens are (i) the subject of an Intercreditor Agreement or (ii) Purchase Money Security Interests in product of a brand that is not financed by IBM Credit.

6.3. No Conflicts. The execution, delivery and performance by Customer of this Agreement and each of the Other Documents (i) are within its corporate power;
(ii) are duly authorized by all necessary corporate action', (;;i) are not in contravention in any respect of any Requirement of Law or any indenture, contract, lease, agreement, instrument or other commitment to which it is a party or by which it or any of its properties are bound; (iv) do not require the consent, registration or approval of any Governmental Authority or any other Person (except such as have been duly obtained, made or given, and are in full force and effect); and (v) will not, except as contemplated herein, result in the imposition of any Liens upon any of its properties.

6.4. Enforceability. This Agreement and all of the other documents executed and delivered by the Customer in connection herewith are the legal, valid and binding obligations of Customer, and are enforceable in accordance with their terms, except as such enforceability may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws affecting creditors' rights generally or the general equitable principles relating thereto.

6.5. Locations of Offices, Records and Inventory. The address of the principal place of business and chief executive office of Customer is as set forth on Attachment 8 or on any notice provided by Customer to IBM Credit pursuant to
Section 7.7(C) of this Agreement. The books and records of Customer, and all of its chattel paper (other than the chattel paper delivered to IBM Credit pursuant to Section 7.14(E)) and records of Accounts, are maintained exclusively at such location.

There is no jurisdiction in which Customer has any assets, equipment or inventory (except for vehicles and inventory in transit for processing) other than those jurisdictions identified on Attachment B or on any notice provided by Customer to IBM Credit pursuant to Section 7.7(C) of this Agreement. Attachment B, as amended from time to time by any notice provided by Customer to IBM Credit in accordance with Section 7.7(C) of this Agreement, also contains a complete list of the legal names and addresses of each warehouse at which the Customer's inventory is stored. None of the receipts received by Customer from any warehouseman states that the goods covered thereby are to be delivered to bearer or to the order of a named person or to a named person and such named person's assigns.

6.6. Fictitious Business Names. Customer has not used any corporate or fictitious name during the five (5) years preceding the date of this Agreement, other than those listed on Attachment B.

6.7. Organization. All of the outstanding capital stock of Customer has been validly issued, is fully paid and nonassessable.

6.8. No Judgments or Litigation. Except as set forth on Attachment B, no judgments, orders, writs or decrees are outstanding against Customer nor is there now pending or, to the best of Customer's knowledge after due inquiry, threatened, any litigation, contested claim, investigation, arbitration, or governmental proceeding by or against Customer.

6.9. No Defaults. The Customer is not in default under any term of any indenture, contract, lease, agreement, instrument or other commitment to which it is a party or by which it, or any of its properties are bound. Customer has no knowledge of any dispute regarding any such indenture, contract, lease, agreement, instrument or other commitment. No Default or Event of Default has -occurred and is continuing.

6.10. Labor Matters. Except as set forth on any notice provided by Customer to IBM Credit pursuant to Section 7.1 (G) of this Agreement, the Customer is not a party to any labor dispute. There are no strikes or walkouts or labor controversies pending or threatened against the Customer which could reasonably be expected to have a Material Adverse Effect.

6.11. Compliance with Law. Customer has not violated or failed to comply with any Requirement of Law or any requirement of any self regulatory organization.

6.12. ERISA. Each "employee benefit plan", "employee pension benefit plan", "defined benefit plan", or "multi-employer benefit plan", which Customer has established, maintained, or to which it is required to contribute (collectively, the "Plans") is in compliance with all applicable provisions of ERISA and the Code and the rules and regulations thereunder as well as the Plan's terms and conditions. There have been no "prohibited transactions" and no "reportable event" has occurred within the last 60 months with respect to any Plan. Customer has no "multi- employer benefit plan".

As used in this Agreement the terms "employee benefit plan", "employee pension benefit plan", "defined benefit plan", and "multi-employer benefit plan" have the respective meanings assigned to them in Section 3 of ERISA and any applicable rules and regulations thereunder. The Customer has not incurred any "accumulated funding deficiency" within the meaning of ERISA or incurred any liability to the Pension Benefit Guaranty Corporation (the "PBGC") in connection with a Plan (other than for premiums due in the ordinary course).

6.13. Compliance with Environmental Laws. Except as otherwise disclosed in Attachment B:

         (A) The Customer has obtained all government approvals required with respect to the operation of their businesses under any Environmental Law.

         (B) (i) the Customer has not generated, transported or disposed of any Hazardous Substances-, (ii) the Customer is not currently generating, transporting or disposing of any Hazardous Substances-, (iii) the Customer has no knowledge that (a) any of its real property (whether owned, leased, or otherwise directly or indirectly controlled) has been used for the disposal of or has been contaminated by any Hazardous Substances, or (b) any of its business operations have contaminated lands or waters of others with any Hazardous Substances-, (iv) the Customer and its respective assets are not subject to any Environmental Liability and, to the best of the Customer's knowledge, any threatened Environmental Liability; (v) the Customer has not received any notice of or otherwise learned of any governmental investigation evaluating whether any remedial action is necessary to respond to a release or threatened release of any Hazardous Substances for which the Customer may be liable-, (vi) the Customer is not in violation of any Environmental Law; (vii) there are no proceedings or investigations pending against Customer with respect to any violation or alleged violation of any Environmental Law; provided however, that the parties acknowledge that any generation, transportation, use, storage and disposal of certain such Hazardous Substances in Customer's or its Subsidiaries' business shall be excluded from representations (i) and (ii) above, provided, further, that Customer is at all times generating, transporting, utilizing, storing and disposing such Hazardous Substances in accordance with all applicable

Environmental Laws and in a manner designed to minimize the risk of any spill, contamination, release or discharge of Hazardous Substances other than as authorized by Environmental Laws.

6.14. Intellectual Property. Customer possesses such assets, licenses, patents, patent applications, copyrights, service marks, trademarks, trade names and trade secrets and all rights and other property relating thereto or arising therefrom ("Intellectual Property") as are necessary or advisable to continue to conduct its present and proposed business activities.

6.15. Licenses and Permits. Customer has obtained and holds in full force and effect all franchises, licenses, leases, permits, certificates, authorizations, qualifications, easements, rights of way and other rights and approvals which are necessary for the operation of its businesses as presently conducted. Customer is not in violation of the terms of any such franchise, license, lease, permit, certificate, authorization, qualification, easement, right of way, right or approval.

6.16. Investment Company. The Customer is not (i) an investment company or a company controlled by an investment company within the meaning of the Investment Company Act of 1940, as amended, (ii) a holding company or a subsidiary of a holding company, or an Affiliate of a holding company or of a subsidiary of a holding company, within the meaning of the -Public Utility Holding Company Act of 1935, as amended, or (iii) subject to any other law which purports to regulate or restrict its ability to borrow money or to consummate the transactions contemplated by this Agreement or the Other Documents or to perform its obligations hereunder or thereunder.

6.17. Taxes and Tax Returns. Customer has timely filed all federal, state, and local tax returns and other reports which it is required by law to file, and has either duly paid all taxes, fees and other governmental charges indicated to be due on the basis of such reports and returns or pursuant to any assessment received by the Customer, or made provision for the payment thereof in accordance with GAAP. The charges and reserves on the books of the Customer in respect of taxes or other governmental charges are in accordance with GAAP. No tax liens have been filed against Customer or any of its property.

6.18. Status of Accounts. Each Account is based on an actual and bona fide sale and delivery of goods or rendition of services to customers, made by Customer, in the ordinary course of its business; the goods and inventory being sold and the Accounts created are its exclusive property and are not and shall not be subject to any Lien, consignment arrangement, encumbrance, security interest or financing statement whatsoever (other than Permitted Liens). The Customer's customers have accepted goods or services and owe and are obligated to pay the full amounts stated in the invoices according to their terms. There are no proceedings or actions known to Customer which are pending or threatened against any Material Account Debtor (as defined in Section 7.14(B) of this Agreement) of any of the Accounts which could reasonably be expected to result in a Material Adverse Effect on the debtor's ability to pay the full amounts due to Customer.

6.19. Affiliate/Subsidiary Transactions. Customer is not a party to or bound by any agreement or arrangement (whether oral or written) to which any Affiliate or Subsidiary of the Customer is a party except (i) in the ordinary course of and pursuant to the reasonable requirements of Customer's business and (ii) upon fair and reasonable terms no less favorable to Customer than it could obtain in a comparable arm's-length transaction with an unaffiliated Person.

6.20. Accuracy and Completeness of Information. All factual information furnished by or on behalf of the Customer to IBM Credit or the Auditors for purposes of or in connection with this Agreement or any Other Document, or any transaction contemplated hereby or thereby is or will be true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading at such time.

6.21. Recording Taxes. All recording taxes, recording fees, filing fees and other charges payable in connection with the filing and recording of this Agreement have either been paid in full by Customer or arrangements for the payment of such amounts by Customer have been made to the satisfaction of IBM Credit.

6.22. Indebtedness. Customer (i) has no Indebtedness, other than Permitted Indebtedness-, and (ii) has not guaranteed the obligations of any other Person (except as permitted by Section 8.4).

                        Section 7. AFFIRMATIVE COVENANTS

Until termination of this Agreement and the indefeasible payment and satisfaction of all Obligations:

7.1. Financial and Other Information. Customer shall cause the following information to be delivered to IBM Credit within the following time periods:

         (A) as soon as available and in any event within ninety (90) days after the end of each fiscal year of Customer (i) audited Financial Statements (provided that, to the extent not otherwise audited by the Auditors, the consolidating Financial Statements may be unaudited) as of the close of the fiscal year and for the fiscal year, together with a comparison to the Financial Statements for the prior year, in each case accompanied by (a) either an opinion of the Auditors without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit or, if so qualified, an opinion which shall be in scope and substance reasonably satisfactory to IBM Credit, (b) such Auditors' "Management Letter" to Customer, if any, (c) a written statement signed by the Auditors stating that in the course of the regular audit of the business of Customer and its consolidated Subsidiaries, which audit was conducted by the Auditors in accordance with generally accepted auditing standards, the Auditors have not obtained any knowledge of the existence of any Default under any provision of this Agreement, or, if such Auditors shall have obtained from such examination any such knowledge, they shall disclose in such written statement the existence of the Default and the nature thereof, it being understood that such Auditors shall have no liability, directly or indirectly, to anyone for failure to obtain knowledge of any such Default; and (ii) a Compliance Certificate along with a schedule, in substantially the form of Attachment C hereto, of the calculations used in determining, as of the end of such fiscal year, whether Customer is in compliance with the financial covenants set forth in Attachment A;

         (B) as soon as available and in any event within forty-five (45) days after the end of each fiscal quarter of Customer (i) Financial Statements as of the end of such period and for the fiscal year to date, together with a comparison to the Financial Statements for the same periods in the prior year, all in reasonable detail and duly certified (subject to normal year-end audit adjustments and except for the absence of footnotes) by the chief executive officer or chief financial officer of Customer as having been prepared in accordance with GAAP; and (ii) a Compliance Certificate along with a schedule, in substantially the form of Attachment C hereto, of the calculations used in determining, as of the end of such fiscal quarter, whether Customer is in compliance with the financial covenants set forth in Attachment A;

         (C) as soon as available and in any event within sixty (60) days after the end of each fiscal year of Customer (i) projected Financial Statements, broken down by quarter, for the current and following fiscal year-, and (ii) if composed, a narrative discussion relating to such projected Financial Statements;

         (D) as soon as available and in any event within thirty (30) days after the end of each fiscal quarter of Customer, revised projected Financial Statements, broken down by quarter, for (i) the current fiscal year from the beginning of such fiscal quarter to the fiscal year end and (ii) the following fiscal year:

         (E) promptly after Customer obtains knowledge of (i) the occurrence of a Default or Event of Default, or (ii) the existence of any condition or event which would result in the Customer's failure to satisfy the conditions precedent to Advances set forth in Section 5, a certificate of the chief executive officer or chief financial officer of Customer specifying the nature thereof and the Customer's proposed response thereto, each in reasonable detail;

         (F) promptly after Customer obtains knowledge of (i) any proceeding(s) being instituted or threatened to be instituted by or against Customer in any federal, state, local or foreign court or before any commission or other regulatory body (federal, state, local or foreign), or (ii) any actual or prospective change, development or event which, in any such case, has had or could reasonably be expected to have a Material Adverse Effect, a certificate of the chief executive officer or chief financial officer of Customer specifying the nature thereof and the Customer's proposed response thereto, each in reasonable detail;

         (G) promptly after Customer obtains knowledge that (i) any order, judgment or decree in excess of $75,000 shall have been entered against Customer or any of its properties or assets, or (ii) it has received any notification of a material violation of any Requirement of Law from any Governmental Authority, a certificate of the chief executive officer or chief financial officer of Customer specifying the nature thereof and the Customer's proposed response thereto, each in reasonable detail;

         (H) promptly after Customer learns of any material labor dispute to which Customer may become a party, any strikes or walkouts relating to any of its plants or other facilities, and the expiration of any labor contract to which Customer is a party or by which it is bound, a certificate of the chief executive officer or chief financial officer of Customer specifying the nature thereof and the Customer's proposed response thereto. each in reasonable detail;

         (I) within five (5) Business Days after request by IBM Credit, any written certificates, schedules and reports together with all supporting documents as IBM Credit may reasonably request relating to the Collateral or the Customer's or any guarantor's business affairs and financial condition;

         (J) by the fifth (5th) day of each month, or as otherwise agreed in writing, a Collateral Management Report as of a date no earlier than the last day of the immediately preceding month;

         (K) along with the Financial Statements set forth in Section 7.1 (A) and (B), the name, address and phone number of each of its Account debtors' primary contacts for each Account on the Accounts aging report contained in its most recent Collateral Management Report; and

         (L) upon the initial public issuance of Customer's stock and thereafter, within five (5) days after the same are sent, copies of all Financial Statements and reports which Customer sends to its stockholders, and within five (5) days after the same are filed, copies of all Financial Statements and reports which Customer may make to, or file with, the Securities and Exchange Commission or any successor or analogous governmental authority.

Each certificate, schedule and report provided by Customer to IBM Credit shall be signed by an authorized officer of Customer, and which signature shall be deemed a representation and warranty that the information contained in such certificate, schedule or report is true and accurate in all material respects on the date as of which such certificate, schedule or report is made and does not omit to state a material fact necessary in order to make the statements contained therein not misleading at such time. Each Financial Statement delivered pursuant to this Section 7.1 shall be prepared in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods. Customer shall cause the audited Financial Statements and accompanying documents set forth in Section 7.1(A)(i) to be delivered directly by the Auditors to IBM Credit only via first class mail.

7.2. Location of Collateral. The inventory, equipment and other tangible Collateral shall be kept or sold at the addresses as set forth on Attachment B or on any notice provided by Customer to IBM Credit in accordance with Section 7.7(C). Such locations shall be certified quarterly to IBM Credit substantially in the form of Attachment G.

7.3. Changes in Customer. Customer shall provide thirty (30) days prior written notice to IBM Credit of any change in Customer's name, chief executive office and principal place of business, organization, form of ownership or corporate structure-, provided, however, that Customer's compliance with this covenant shall not relieve it of any of its other obligations or any other provisions under this Agreement or any Other Document limiting actions of the type described in this Section.

7.4. Corporate Existence. Customer shall (A) maintain its corporate existence, maintain in full force and effect all licenses, bonds, franchises, leases and qualifications to do business, and all contracts and other rights necessary to the profitable conduct of its business, (B) continue in, and limit its operations to, the same general lines of business as presently conducted by it unless otherwise permitted in writing by IBM Credit and (C) comply with all Requirements of Law.

7.5. ERISA. Customer shall promptly notify IBM Credit in writing after it learns of the occurrence of any event which would constitute a "reportable event" under ERISA or any regulations thereunder with respect to any Plan, or that the PBGC (as defined in Section 6.12 of this Agreement) has instituted or will institute proceedings to terminate any Plan. Notwithstanding the foregoing, the Customer shall have no obligation to notify IBM Credit as to any "reportable event" as to which the 30-day notice requirement of Section 4043(b) has been waived by the PBGC, until such time as such Customer is required to notify the PBGC of such reportable event.

Such notification shall include a certificate of the chief financial officer of Customer setting forth details as to such "reportable event" and the action which Customer proposes to take with respect thereto, together with a copy of any notice of such "reportable event" which may be required to be filed with the PBGC, or any notice delivered by the PBGC evidencing its intent to institute such proceedings. Upon request of IBM Credit, Customer shall furnish, or cause the plan administrator to furnish, to IBM Credit the most recently filed annual report for each Plan.

7.6. Environmental Matters. (A) Customer and any other Person under Customer's control (including, without limitation, agents and Affiliates under such control) shall (i) comply with all Environmental Laws in all material respects, and (ii) undertake to use commercially reasonable efforts to prevent any unlawful release of any Hazardous Substance by Customer or such Person into, upon, over or under any property now or hereinafter owned, leased or otherwise controlled (directly or indirectly) by Customer.

         (B) Customer shall notify IBM Credit, promptly upon its obtaining knowledge of (i) any non-routine proceeding or investigation by any Governmental Authority with respect to the presence of any Hazardous Substances on or in any property now or hereinafter owned, leased or otherwise controlled (directly or indirectly) by Customer, (ii) all claims made or threatened by any Person or Governmental Authority against Customer or any of Customer's assets relating to any loss or injury resulting from any Hazardous Substance, (iii) Customer's discovery of evidence of unlawful disposal of or environmental contamination by any Hazardous Substance on any property now or hereinafter owned, leased or otherwise controlled (directly or indirectly) by Customer, and (iv) any occurrence or condition which could constitute a violation of any Environmental Law.

7.7. Collateral Books and Records/Collateral Audit. (A) Customer agrees to maintain books and records pertaining to the Collateral in such detail, form and scope as is consistent with good business practice, and agrees that such books and records will reflect IBM Credit's interest in the Accounts.

         (B) Customer agrees that IBM Credit or its agents may enter upon the premises of Customer at any time and from time to time, during normal business hours and upon `reasonable notice under the circumstances, and at any time at all on and after the occurrence and during the continuance of an Event of Default for the purposes of (i) inspecting the Collateral, (ii) inspecting and/or copying (at Customer's expense) any and all records pertaining thereto,
(iii) discussing the affairs, finances and business of Customer with any officers, employees and directors of Customer or with the Auditors and (iv) verifying Eligible Accounts and other Collateral. Customer also agrees to provide IBM Credit with such reasonable information and documentation that IBM Credit deems necessary to conduct the foregoing activities, including, without limitation, reasonably requested samplings of purchase orders, invoices and evidences of delivery or other performance.

Upon the occurrence and during the continuance of an Event of Default which has not been waived by IBM Credit in writing, IBM Credit may conduct any of the foregoing activities in any manner that IBM Credit deems reasonably necessary.

         (C) Customer shall give IBM Credit thirty (30) days prior written notice of any change in the location of any Collateral, the location of its books and records or in the location of its chief executive office or place of business from the locations specified in Attachment B, and will execute in advance of such change and cause to be filed and/or delivered to IBM Credit any financing statements, landlord or other lien waivers, or other documents reasonably required by IBM Credit, all in form and substance reasonably satisfactory to IBM Credit.

         (D) Customer agrees to advise IBM Credit promptly, in reasonably sufficient detail, of any substantial change relating to the type, quantity or quality of the Collateral, or any event which could reasonably be expected to have a Material Adverse Effect on the value of the Collateral or on the security interests granted to IBM Credit therein.

7.8. Insurance; Casualty Loss. (A) Customer agrees to maintain with financially sound and reputable insurance companies: (i) insurance on its properties, (ii) public liability insurance against claims for personal injury or death as a result of the use of any products sold by it and (iii) insurance coverage against other business risks, in each case, in at least such amounts and against at least such risks as are usually and prudently insured against in the same general geographical area by companies of established repute engaged in the same or a similar business. Customer will furnish to IBM Credit, upon its written request, the insurance certificates with respect to such insurance. In addition, all Policies so maintained are to name IBM Credit as an additional insured as its interest may appear.

         (B) Without limiting the generality of the foregoing, Customer shall keep and maintain, at its sole expense, the Collateral insured for an amount not less than the amount set forth on Attachment A from time to time opposite the caption "Collateral Insurance Amount" against all loss or damage under an "all risk" Policy with companies mutually acceptable to IBM Credit and Customer, with a lender's loss payable endorsement or mortgagee clause in form and substance reasonably satisfactory to IBM Credit designating that any loss payable thereunder with respect to such Collateral shall be payable to IBM Credit. Upon receipt of proceeds by IBM Credit the same shall be applied on account of the Customer's Outstanding Product Advances first, then to the Outstanding A/R Advances, Customer agrees to instruct each insurer to give IBM Credit, by endorsement upon the Policy issued by it or by independent instruments furnished to IBM Credit, at least ten (10) days written notice before any Policy shall be altered or cancelled and that no act or default of Customer or any other person shall affect the right of IBM Credit to recover under the Policies. Customer hereby agrees to direct all insurers under the Policies to pay all proceeds with respect to the Collateral directly to IBM Credit.

If Customer fails to pay any cost, charges or premiums, or if Customer fails to insure the Collateral, IBM Credit may pay such costs, charges or premiums. Any amounts paid by IBM Credit hereunder shall be considered an additional debt owed by Customer to IBM Credit and are due and payable immediately upon receipt of an invoice by IBM Credit.

7.9. Taxes. Customer agrees to pay, when due, all taxes lawfully levied or assessed against Customer or any of the Collateral before any penalty or interest accrues thereon unless such taxes are being contested, in good faith, by appropriate proceedings promptly instituted and diligently conducted and an adequate reserve or other appropriate provisions have been made therefor as required in order to be in conformity with GAAP and an adverse determination in such proceedings could not reasonably be expected to have a Material Adverse Effect.

7.10. Compliance With Laws. Customer agrees to comply with all Requirements of Law applicable to the Collateral or any part thereof, or to the operation of its business.

7.11. Fiscal Year. Customer agrees to maintain its fiscal year as a year ending December 31 unless Customer provides IBM Credit at least thirty (30) days prior written notice of any change thereof.

7.12. Intellectual Property. Customer shall do and cause to be done all things necessary to preserve and keep in full force and effect all registrations of Intellectual Property which the failure to do or cause to be done could reasonably be expected to have a Material Adverse Effect.

7.13. Maintenance of Property. Customer shall maintain all of its material properties (business and otherwise) in good condition and repair (ordinary wear and tear excepted) and pay and discharge all costs of repair and maintenance thereof and all rental and mortgage payments and related charges pertaining thereto and not commit or permit any waste with respect to any of its material properties.

7.14. Collateral. Customer shall:

         (A) from time to time upon request of IBM Credit, provide IBM Credit with access to copies of all invoices, delivery evidences and other such documents relating to each Account;

         (B) promptly upon Customer's obtaining knowledge thereof, furnish to and inform IBM Credit of all material adverse information relating to the financial condition of any Account debtor whose outstanding obligations to Customer constitute five percent (5%) or more of the Accounts at such time (a "Material Account Debtor");

         (C) promptly upon Customer's learning thereof, notify IBM Credit in writing of any event which would cause any obligation of a Material Account Debtor to become an Ineligible Account;

         (D) keep all goods rejected or returned by any Account debtor and all goods repossessed or stopped in transit by Customer from any Account debtor segregated from other property of Customer, holding the same in trust for IBM Credit until Customer applies a credit against such Account debtor's outstanding obligations to Customer or sells such goods in the ordinary course of business, whichever occurs earlier;

         (E) stamp or otherwise mark chattel paper and instruments now owned or hereafter acquired by it in conspicuous type to show that the same are subject to IBM Credit's security interest and immediately thereafter deliver or cause such chattel paper and instruments to be delivered to IBM Credit or any agent designated by IBM Credit with appropriate endorsements and assignments to vest title and possession in IBM Credit;

         (F) use commercially reasonable efforts to collect all Accounts owed;

         (G) promptly notify IBM Credit of any loss, theft or destruction of or damage to any of the Collateral. Customer shall diligently file and prosecute its claim for any award or payment in connection with any such loss, theft, destruction of or damage to Collateral. Customer shall, upon demand of IBM Credit, make, execute and deliver any assignments and other instruments sufficient for the purpose of assigning any such award or payment to IBM Credit, free of any encumbrances of any kind whatsoever;

         (H) consistent with reasonable commercial practice, observe and perform all matters and things necessary or expedient to be observed or performed under or by virtue of any lease, license, concession or franchise forming part of the Collateral in order to preserve, protect and maintain all the rights of IBM Credit thereunder;

         (I) consistent with reasonable commercial practice, maintain, use and operate the Collateral and carry on and conduct its business in a proper and efficient manner so as to preserve and protect the Collateral and the earnings, incomes, rents, issues and profits thereof-, and

         (J) at any time and from time to time, upon the request of IBM Credit, and at the sole expense of Customer, Customer will promptly and duly execute and deliver such further instruments and documents and take such further action as IBM Credit may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests granted herein and the payment of any and all recording taxes and filing fees in connection therewith.

7.15. Subsidiaries. IBM Credit may require that any Subsidiaries of Customer become parties to this Agreement or any other agreement executed in connection with this Agreement as guarantors or sureties. Customer will comply, and cause all Subsidiaries of Customer to comply with Sections 7 and 8 of this Agreement, as if such sections applied directly to such Subsidiaries.

7.16. Financial Covenants; Additional Covenants. Customer acknowledges and agrees that Customer shall maintain the financial covenants and other covenants set forth in the attachments, exhibits and other addenda incorporated in this Agreement.

                         Section 8. NEGATIVE COVENANTS

Until termination of this Agreement and the indefeasible payment and satisfaction of all Obligations hereunder:

8.1. Liens. The Customer will not, directly or indirectly mortgage, assign, pledge, transfer, create, incur, assume, permit to exist or otherwise permit any Lien or judgment to exist on any of its property, assets, revenues or goods, whether real, personal or mixed, whether now owned or hereafter acquired, except for Permitted Liens.

8.2. Disposition of Assets. The Customer will not, directly or indirectly, sell, lease, assign, transfer or otherwise dispose of any assets other than (i) sales of inventory in the ordinary course of business and short term rental of inventory as demonstrations in amounts not material to Customer, and (ii) voluntary dispositions of individual assets and obsolete or worn out property in the ordinary course of business, provided, that the aggregate book value of all such assets and property so sold or disposed of under this section 8.2 (ii) in any fiscal year shall not exceed 5% of the consolidated assets of the Customer as of the beginning of such fiscal year.

8.3. Corporate Changes. The Customer will not, without the prior written consent of IBM Credit directly or indirectly, merge, consolidate, liquidate, dissolve or enter into or engage in any operation c activity materially different from that presently being conducted by Customer.

8.4. Guaranties. The Customer will not, directly or indirectly, assume, guaranty, endorse, or otherwise become liable upon the obligations of any other Person, except (i) by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, (ii) by the giving of indemnities in connection with the sale of inventory or other asset dispositions permitted hereunder, and (iii) for guaranties in favor of IBM Credit.

8.5. Restricted Payments. The Customer will not, directly or indirectly: (i) declare or pay any dividend (other than dividends payable solely in common stock of Customer) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any shares of any class of capital stock of Customer or any warrants, options or rights to purchase any such capital stock, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Customer; or (ii) make any optional payment or prepayment on or redemption (including, without limitation, by making payments to a sinking or analogous fund) or repurchase of any Indebtedness (other than the Obligations).

8.6. Investments. The Customer will not, directly or indirectly, make, maintain or acquire any Investment in any Person other than:

         (A) interest bearing deposit accounts (including certificates of deposit) which are insured by the Federal Deposit Insurance Corporation ("FDIC") or a similar federal insurance program:

         (B) direct obligations of the government of the United States of America or any agency or instrumentality thereof or obligations guaranteed as to principal and interest by the United States of America or any agency thereof;

         (C) stock or obligations issued to Customer in settlement of claims against others by reason of an event of bankruptcy or a composition or the readjustment of debt or a reorganization of any debtor of Customer; and

         (D) commercial paper of any corporation organized under the laws of any State of the United States or any bank organized or licensed to conduct a banking business under the laws of the United States or any State thereof having the short-term highest rating then given by Moody's Investor's Services, Inc. or Standard & Poor's Corporation.

8.7. Affiliate/Subsidiary Transactions. The Customer will not, directly or indirectly, enter into any transaction with any Affiliate or Subsidiary, including, without limitation, the-purchase, sale or exchange of property or the rendering of any service to any Affiliate or Subsidiary of Customer except in the ordinary course of business and pursuant to the reasonable requirements of Customer's business upon fair and reasonable terms no less favorable to Customer than could be obtained in a comparable arm's-length transaction with an unaffiliated Person.

8.8. ERISA. The Customer will not (A) terminate any Plan so as to incur a material liability to the PBGC (as defined in Section 6.12 of this Agreement),
(B) permit any "prohibited transaction" involving any Plan (other than a "multi-employer benefit plan") which would subject the Customer to a material tax or penalty on "prohibited transactions" under the Code or ERISA, (C) fail to pay to any Plan any contribution which they are obligated to pay under the terms of such Plan, if such failure would result in a material accumulated funding deficiency", whether or not waived, (D) allow or suffer to exist any occurrence of a reportable event" or any other event or condition, which presents a material risk of termination by the PBGC of any Plan (other than a "multi-employer benefit plan"), or (E) fail to notify IBM Credit as required in
Section 7.5. As used in this Agreement, the terms "accumulated funding deficiency" and "reportable event" shall have the respective meanings assigned to them . in ERISA, and the term "prohibited transaction" shall have the meaning assigned to it in the Code and ERISA. For purposes of this Section 8.8, the terms "material liability", "tax", "penalty", "accumulated funding deficiency" and "risk of termination" shall mean a liability, tax, penalty, accumulated funding deficiency or risk of termination which could reasonably be expected to have a Material Adverse Effect.

8.9. Additional Negative Pledges. Customer will not, directly or indirectly, create or otherwise cause or permit to exist or become effective any contractual obligation which may restrict or inhibit IBM Credit's rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence and during the continuance of an Event of Default.

8.10. Storage of Collateral with Bailees and Warehousemen. Collateral shall not be stored with a bailee, warehouseman or similar party without the prior written consent of IBM Credit unless Customer will, concurrently with the delivery of such Collateral to such party, cause such party to issue and deliver to IBM Credit, warehouse receipts in the name of IBM Credit evidencing the storage of such Collateral.

8.11. Use of Proceeds. The Customer shall not use any portion of the proceeds of any Advances other than to acquire Products from Authorized Suppliers and for its general working capital requirements.

8.12. Accounts. The Customer shall not permit or agree to any extension, compromise or settlement or make any change or modification of any kind or nature with respect to any Account, including any of the terms relating thereto, which would affect IBM Credit's ability to collect payment on any Account in whole or in part, except for such extensions, compromises or settlements made by Customer in the ordinary course of its business, provided, however, that the aggregate amount of such extensions, compromises or settlements does not exceed five percent (5%) of the Customer's Accounts at any time.

8.13. Indebtedness. The Customer will not create, incur, assume or permit to exist any Indebtedness, except for Permitted Indebtedness.

8.14. Loans. The Customer will not make any loans, advances, contributions or payments of money or goods to any Subsidiary, Affiliate or parent corporation or to any officer, director or stockholder of Customer or of any such corporation (except for compensation for personal services actually rendered), except for transactions expressly authorized in this Agreement.

                               Section 9. DEFAULT

9.1. Event of Default. Any one or more of the following events shall constitute an Event of Default by the Customer under this Agreement and the Other
Documents:

         (A) The failure to make timely payment of the Obligations or any part thereof when due and payable;

         (B) Customer fails to comply with or observe any term, covenant or agreement contained in this Agreement or any Other Documents;

         (C) Any representation, warranty, statement, report or certificate made or delivered by or on behalf of Customer or any of its officers, employees or agents or by or on behalf of any guarantor to IBM Credit was false in any material respect at the time when made or deemed made;

         (D) The occurrence of any event or circumstance which could reasonably be expected to have a Material Adverse Effect;

         (E) Customer, any Subsidiary or any guarantor shall generally not pay its debts as such debts become due, become or otherwise declare itself insolvent, file a voluntary petition for bankruptcy protection, have filed against it any involuntary bankruptcy petition, cease to do business as a going concern, make any assignment for the benefit of creditors, or a custodian, receiver, trustee, liquidator, administrator or person with similar powers shall be appointed or Customer, any Subsidiary or any guarantor or any of its respective properties or have any of its respective properties seized or attached, or take any action to authorize, or for the purpose of effectuating, the foregoing, provided, however, that Customer, any Subsidiary or any guarantor shall have a period of forty-five (45) days within which to discharge any involuntary petition for bankruptcy or similar proceeding;

         (F) The use of any funds borrowed from IBM Credit under this Agreement for any purpose other than as provided in this Agreement;

         (G) The entry of any judgment against Customer or any guarantor in an amount in excess of $75,000 and such judgment is not satisfied, dismissed, stayed or superseded by bond within thirty (30) days after the day of entry thereof (and in the event of a stay or supersedeas bond, such judgment is not discharged within thirty (30) days after termination of any such stay or bond) or such judgment is not fully covered by insurance as to which the insurance company has acknowledged its obligation to pay such judgment in full;

         (H) The dissolution or liquidation of Customer, any Subsidiary or any guarantor, or Customer or any guarantor or its directors or stockholders shall take any action to dissolve or liquidate Customer or any guarantor;

         (I) Any "going concern" or like qualification or exception, or qualification arising out of the scope of an audit by an Auditor of its opinion relative to any Financial Statement delivered to IBM Credit under this Agreement;

         (J) There issues a warrant of distress for any rent or taxes with respect to any premises occupied by Customer in or upon which the Collateral, or any part thereof, may at any time be situated and such warrant shall continue for a period of ten (10) Business Days from the date such warrant is issued;

         (K) Customer suspends business;

         (L) The occurrence of any event or condition that permits the holder of any Indebtedness arising in one or more related or unrelated transactions to accelerate the maturity thereof or the failure of Customer to pay when due any such Indebtedness;

         (M) Any guaranty of any or all of the Customer's Obligations executed by any guarantor in favor of IBM Credit, shall at any time for any reason cease to be in full force and effect or shall be declared to be null and void by a court of competent jurisdiction or the validity or enforceability thereof shall be contested or denied by any such guarantor, or any such guarantor shall deny that it has any further liability or obligation thereunder or any such guarantor shall fail to comply with or observe any of the terms, provisions or conditions contained in any such guaranty;

         (N) Customer is in default under the material terms of any of the Other Documents after the expiration of any applicable cure periods;

         (O) There shall occur a "reportable event" with respect to any Plan, or any Plan shall be subject to termination proceedings (whether voluntary or involuntary) and there shall result from such `.reportable event" or termination proceedings a liability of Customer to the PBGC which in the reasonable opinion of IBM Credit will have a Material Adverse Effect;

         (P) Any "person" (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) acquires a beneficial interest in 50% or more of the Voting Stock of Customer.

9.2. Acceleration. Upon the occurrence and during the continuance of an Event of Default which has not been waived in writing by IBM Credit, IBM Credit may, in its-sole discretion, take any or all of the following actions, without prejudice to any other rights it may have at law or under this Agreement to enforce its claims against the Customer: (a) declare all Obligations to be immediately due and payable (except with respect to any Event of Default set forth in Section 9.1(E) hereof, in which case all Obligations shall automatically become immediately due and payable without the necessity of any notice or other demand) without presentment, demand, protest or any other action or obligation of IBM Credit-, and (b) immediately terminate the Credit Line hereunder.

9.3. Remedies. (A) Upon the occurrence and during the continuance of any Event of Default which has not been waived in writing by IBM Credit, IBM Credit may exercise all rights and remedies of a secured party under the U.C.C. Without limiting the generality of the foregoing, IBM Credit may: (i) remove from any premises where same may be located any and all documents, instruments, files and records (including the copying of any computer records), and any receptacles or cabinets containing same, relating to the Accounts, or IBM Credit may use (at the expense of the Customer) such of the supplies or space of the Customer at Customer's place of business or otherwise, as may be necessary to properly administer and control the Accounts or the handling of collections and realizations thereon-, (ii) bring suit, in the name of the Customer or IBM Credit and generally shall have all other rights respecting said Accounts, including without limitation the right to accelerate or extend the time of payment, settle, compromise, release in whole or in part any amounts owing on any Accounts and issue credits in the name of the Customer or IBM Credit; (iii) sell, assign and deliver the Accounts and any returned, reclaimed or repossessed merchandise, with or without advertisement, at public or private sale, for cash, on credit or otherwise, at IBM Credit's sole option and discretion, and IBM Credit may bid or become a purchaser at any such sale; and (iv) foreclose the security interests created pursuant to this Agreement by any available judicial procedure, or to take possession of any or all of the Collateral without judicial process and to enter any premises where any Collateral may be located for the purpose of taking possession of or removing the same.

         (B) Upon the occurrence and during the continuance oil any Event of Default which has not been waived in writing by IBM Credit, IBM Credit shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, in the name of Customer or IBM Credit, or in the name of such other party as IBM Credit may designate, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such other terms and conditions as IBM Credit in its sole discretion may deem advisable, and IBM Credit shall have the right to purchase at any such sale.

If IBM Credit, in its sole discretion determines that any of the Collateral requires rebuilding, repairing, maintenance or preparation, IBM Credit shall have the right, at its option, to do such of the aforesaid as it deems necessary for the purpose of putting such Collateral in such saleable form as IBM Credit shall deem appropriate. The Customer hereby agrees that any disposition by IBM Credit of any Collateral pursuant to and in accordance with the terms of a repurchase agreement between IBM Credit and the manufacturer or any supplier (including any Authorized Supplier) of such Collateral constitutes a commercially reasonable sale. The Customer agrees, at the request of IBM Credit, to assemble the

Collateral and to make it available to IBM Credit at places which IBM Credit shall select, whether at the premises of the Customer-or elsewhere, and to make available to IBM Credit the premises and facilities of the Customer for the purpose of IBM Credit's taking possession of, removing or putting such Collateral in saleable form. If notice of intended disposition of any Collateral is required by law, it is agreed that ten (10) Business Days notice shall constitute reasonable notification.

         (C) Unless expressly prohibited by the licensor thereof, if any, IBM Credit is hereby granted, upon the occurrence and during the continuance of any Event of Default which has not been waived in writing by IBM Credit, an irrevocable, non-exclusive license to use, assign, license or sublicense all computer software programs, data bases, processes and materials used by the Customer in its businesses or in connection with any of the Collateral

         (D) The net cash proceeds resulting from IBM Credit's exercise of any of the foregoing rights (after deducting all charges, costs and expenses, including reasonable attorneys' fees) shall be applied by IBM Credit to the payment of Customer's Obligations, whether due or to become due, in such order as IBM Credit may in it sole discretion elect. Customer shall remain liable to IBM Credit for any deficiencies, and IBM Credit in turn agrees to remit to Customer or its successors or assigns, any surplus resulting therefrom.

         (E) The enumeration of the foregoing rights is not intended to be exhaustive and the exercise of any right shall not preclude the exercise of any other rights, all of which shall be cumulative.

9.4. Waiver. If IBM Credit seeks to take possession of any of the Collateral by any court process Customer hereby irrevocably waives to the extent permitted by applicable law any bonds, surety and security relating thereto required by any statute, court rule or otherwise as an incident to such possession and any demand for possession of the Collateral prior to the commencement of any suit or action to recover possession thereof. In addition, Customer waives to the extent permitted by applicable law all rights of set-off it may have against IBM Credit. Customer further waives to the extent permitted by applicable law presentment, demand and protest, and notices of non-payment, non-performance, any right of contribution, dishonor, and any other demands, and notices required by law.

                           Section 10. MISCELLANEOUS

10.1. Term; Termination. (A) This Agreement shall remain in force until the earlier of (i) the Termination Date, (ii) the date specified in a written notice by the Customer that they intend to terminate this Agreement which date shall be no less than ninety (90) days following the receipt by IBM Credit of such written notice, and (iii) termination by IBM Credit after the occurrence and during the continuance of an Event of Default. Upon the date that this Agreement is terminated, all of Customer's Obligations shall be immediately due and payable in their entirety, even if they are not yet due under their terms.

         (B) Until the indefeasible payment in full of all of Customer's Obligations, no termination of this Agreement or any of the Other Documents shall in any way affect or impair (i) Customer's Obligations to IBM Credit including, without limitation, any transaction or event occurring prior to and after such termination, or (ii) IBM Credit's rights hereunder, including, without limitation IBM Credit's security interest in the Collateral. On and after a Termination Date IBM Credit may, but shall not be obligated to, upon the request of Customer, continue to provide Advances hereunder.

10.2. Indemnification. The Customer hereby agrees to indemnify and hold harmless IBM Credit and each of its officers, directors, agents and assigns (collectively, the "Indemnified Persons") against all losses, claims, damages, liabilities or other expenses (including reasonable attorneys' fees and court costs now or hereinafter arising from the enforcement of this Agreement, the "Losses") to which any of them may become subject insofar as such Losses arise out of or are based upon any event, circumstance or condition (a) occurring or existing on or before the date of this Agreement relating to any financing arrangements IBM Credit may from time to time have with (i) Customer, (ii) any Person that shall be acquired by Customer or (iii) any Person that Customer may acquire all or substantially all-of the assets of, or (b) directly or indirectly, relating to the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby or thereby or to any of the Collateral or to any act or omission of the Customer in connection therewith. Notwithstanding the foregoing, the Customer shall not be obligated to indemnify IBM Credit for any Losses incurred by IBM Credit which are a result of IBM Credit's gross negligence or willful misconduct. The indemnity provided herein shall survive the termination of this Agreement.

10.3. Additional Obligations. IBM Credit, without waiving or releasing any Obligation or Default of the Customer, may perform any Obligations of the Customer that the Customer shall fail or refuse to perform and IBM Credit may, at any time or times hereafter, but shall be under no obligation to do so, pay, acquire or accept any assignment of any security interest, lien, encumbrance or claim against the Collateral asserted by any person. All sums paid by IBM Credit in performing in satisfaction --r on account of the foregoing and any expenses, including reasonable attorney's fees, court costs, and other charges relating thereto, shall be a part of the Obligations, payable on demand and secured by the Collateral.

10.4. LIMITATION OF LIABILITY. NEITHER IBM CREDIT NOR ANY OTHER INDEMNIFIED PERSON SHALL HAVE ANY LIABILITY WITH RESPECT TO ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES SUFFERED BY CUSTOMER IN CONNECTION WITH THIS AGREEMENT, ANY OTHER AGREEMENT, ANY DELAY, OMISSION OR ERROR IN THE ELECTRONIC TRANSMISSION OR RECEIPT OF ANY E-DOCUMENT, OR ANY CLAIMS IN ANY MANNER RELATED THERETO. NOR SHALL IBM CREDIT OR ANY OTHER INDEMNIFIED PERSON HAVE ANY LIABILITY TO CUSTOMER OR ANY OTHER PERSON FOR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY IT OR THEM HEREUNDER, EXCEPT FOR ITS OR THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. IN THE EVENT CUSTOMER REQUESTS IBM CREDIT TO EFFECT A WITHDRAWAL OR DEBIT OF FUNDS FROM AN ACCOUNT OF CUSTOMER, THEN IN NO EVENT SHALL IBM CREDIT BE LIABLE FOR ANY AMOUNT IN EXCESS OF ANY AMOUNT INCORRECTLY DEBITED, EXCEPT IN THE EVENT OF IBM CREDIT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. NO PARTY SHALL BE LIABLE FOR ANY FAILURE TO PERFORM ITS OBLIGATIONS IN CONNECTION WITH ANY E-DOCUMENT, WHERE SUCH FAILURE RESULTS FROM ANY ACT OF GOD OR OTHER CAUSE BEYOND SUCH PARTY'S REASONABLE CONTROL (INCLUDING, WITHOUT LIMITATION, ANY MECHANICAL, ELECTRONIC OR COMMUNICATIONS FAILURE) WHICH PREVENTS SUCH PARTY FROM TRANSMITTING OR RECEIVING E-DOCUMENTS.

10.5. Alteration/Waiver. This Agreement and the Other Documents may not be altered or amended except by an agreement in writing signed by the Customer and by IBM Credit. No delay or omission of IBM Credit to exercise any right or remedy hereunder, whether before or after the occurrence of any Event of Default, shall impair any such right or remedy or shall operate as a waiver thereof or as a waiver of any such Event of Default. In the event that IBM Credit at any time or from time to time dispenses with any one or more of the requirements specified in this Agreement or any of the Other Documents, such dispensation may be revoked by IBM Credit at any time and shall not be deemed to constitute a waiver of any such requirement subsequent thereto. IBM Credit's failure at any time or times to require strict compliance and performance by the Customer of any undertakings, agreements, covenants, warranties and representations of this Agreement or any Other Document shall not waive, affect or diminish any right of IBM Credit thereafter to demand strict compliance and performance thereof. Any waiver by IBM Credit of any Default by the Customer under this Agreement or any of the Other Documents shall not waive or affect any other Default by the Customer under this Agreement or any of the Other Documents,


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



whether such Default is prior or subsequent to such other Default and whether of the same or a different type. None of the undertakings, agreements, warranties, covenants, and representations of the Customer contained in this Agreement or the Other Documents and no Default by the Customer shall be deemed waived by IBM Credit unless such waiver is in writing signed by an authorized representative of IBM Credit.

10.6. Severability. If any provision of this Agreement or the Other Documents or the application thereof to any Person or circumstance is held invalid or unenforceable, the remainder of this Agreement and the Other Documents and the application of such provision to other Persons or circumstances will not be affected thereby, the provisions of this Agreement and the Other Documents being severable in any such instance.

10.7. One Loan. All Advances heretofore, now or at any time or times hereafter made by IBM Credit to the Customer under this Agreement or the Other Documents shall constitute one loan secured by IBM Credit's security interests in the Collateral and by all other security interests, liens and encumbrances heretofore, now or from time to time hereafter granted by the Customer to IBM Credit or any assignor of IBM Credit.

10.8. Additional Collateral. All monies, reserves and proceeds received or collected by IBM Credit with respect to Accounts and other property of the Customer in possession of IBM Credit at any time or times hereafter are hereby pledged by Customer to IBM Credit as security for the payment of Customer's Obligations and shall be applied promptly by IBM Credit on account of the Customer's Obligations; provided, however, IBM Credit may release to the Customer such portions of such monies, reserves and proceeds as IBM Credit may from time to time determine, in its sole discretion.

10.9. No Merger or Novations. (A) Notwithstanding anything contained in any document to the contrary, it is understood and agreed by the Customer and IBM Credit that the claims of IBM Credit arising hereunder and existing as of the date hereof constitute continuing claims arising out of the Obligations of Customer under the Financing Agreement and any Other Document. Customer acknowledges and agrees that such Obligations outstanding as of the date hereof have not been satisfied or discharged and that this Agreement is not intended to effect a novation of the Customer's Obligations under the Financing Agreement or any Other Document.

         (B) Neither the obtaining of any judgment nor the exercise of any power of seizure or sale shall operate to extinguish the Obligations of the Customer to IBM Credit secured by this Agreement and shall not operate as a merger of any covenant in this Agreement, and the acceptance of any payment or alternate security shall not constitute or create a novation and the obtaining of a judgment or judgments under a covenant herein contained shall not operate as a merger of that covenant or affect IBM Credit's rights under this Agreement.

10.10. Paragraph Titles. The Section titles used in this Agreement and the Other Documents are for convenience only and do not define or limit the contents of any Section.

10.11. Binding Effect; Assignment. This Agreement and the Other Documents shall be binding upon and inure to the benefit of IBM Credit and the Customer and their respective successors and assigns; provided, that the Customer shall have no right to assign this Agreement or any of the Other Documents without the prior written consent of IBM Credit.

10.12. Notices; E-Business Acknowledgment. (A) Except as otherwise expressly provided in this Agreement, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (i) upon receipt if deposited in the United States mails, first class mail, with proper postage prepaid, (ii) upon receipt of confirmation or answerback if sent by telecopy, or other similar facsimile transmission, (iii) one Business Day after deposit with a reputable overnight courier with all charges prepaid, or (iv) when delivered, if hand-delivered by messenger, all of which shall be properly addressed to the party to be notified and sent to the address or number indicated as follows:

        (i) If to IBM Credit at:             (ii) If to Customer at:

        IBM Credit Corporation               Emtec, Inc.
        1500 RiverEdge Parkway               817 East Gate Drive
        Atlanta, GA 30328                    Mt. Laurel, NJ 08054 - 7329
        Attention: Region Manager            Attention: Mr. Samuel Bhatt
        Facsimile: 770 / 644-4825            Facsimile: 609 / 235-2252

or to such other address or number as each party designates to the other in the manner prescribed herein.

         (B) (i) Each party may electronically transmit to or receive from the other party certain documents set forth in Attachment J ("E-Documents") via the Internet or electronic data interchange ("EDI"). Any transmission of data which is not an E-Document shall have no force or effect between the parties. EDI transmissions may be sent directly or through any third party service provider ("Provider") with which either party may contract. Each party shall be liable for the acts or omissions of its Provider while handling E-Documents for such party, provided, that if both parties use the same Provider, the originating party shall be liable for the acts or omissions of such Provider as to such E-Document. Some information to be made available to Customer will be specific to Customer and will require Customer's registration with IBM Credit before access is provided. After IBM Credit has approved the registration submitted by Customer, IBM Credit shall provide an ID and password(s) to an individual designated by Customer ("Customer Recipient"). Customer accepts responsibility for the designated individual's distribution of the ID and password(s) within its organization and Customer will take reasonable measures to ensure that passwords are not shared or disclosed to unauthorized individuals. Customer will conduct an annual review of all IDs and passwords to ensure they are accurate and properly authorized. IBM CREDIT MAY CHANGE OR DISCONTINUE USE OF AN ID OR PASSWORD AT ITS DISCRETION AT ANY TIME. E-Documents shall not be deemed to have been properly received, and no E-Document shall give rise to any obligation. until accessible to the receiving party at such party's receipt computer at the address specified herein. Upon proper receipt of an E-Document, the receiving party shall promptly transmit a functional acknowledgment in return. A functional acknowledgment shall constitute conclusive evidence that an E-Document has been properly received. If any transmitted E-Document is received in an unintelligible or garbled form, the receiving party shall promptly notify the originating party in a reasonable manner. In the absence of such a notice, the originating party's records of the contents of such E-Document shall control.

             (ii) Each party shall use those security procedures which are reasonably sufficient to ensure that all transmissions of E-Documents are authorized and to protect its business records and data from improper access. Any E-Document received pursuant to this Section 10.12 shall have the same effect as if the contents of the E-Document had been sent in paper rather than electronic form. The conduct of the parties pursuant to this Section 10.12 shall, for all legal purposes, evidence a course of dealing and a course of performance accepted by the parties. The parties agree not to contest the validity or enforceability of E-Documents under the provisions of any applicable law relating to whether certain agreements are to be in writing or signed by the party to be bound thereby. The parties agree, as to any E-Document accompanied by the Customer's ID, that IBM Credit can reasonably rely on the fact that such E-Document is properly authorized by Customer. E-Documents, if introduced as evidence on paper in any judicial, arbitration, mediation or administrative proceedings, will be admissible as between the parties to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither party shall contest the admissibility of copies of E-Documents under either the business records exception to the hearsay rule or the best evidence rule on the basis that the E-Documents were not originated or maintained in documentary form.

CUSTOMER RECIPIENT INFORMATION for Internet transmissions:

(PLEASE PRINT)
Name of Customers Designated Central Contact Authorized to Receive IDS and
Passwords:

                               Sam Bhatt
--------------------------------------------------------------------------------
e-mail Address:         sam-bhatt@emtecinc.com
--------------------------------------------------------------------------------
Phone number:           609/235-2262
--------------------------------------------------------------------------------

10.13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto were upon the same instrument.

10.14. ATTACHMENT A MODIFICATIONS. IBM Credit may modify the Product Financing Period set forth in Attachment A from time to time if on at least two occasions during any three-month period a Shortfall Amount has become due and payable and may modify the Collateral Insurance Amount set forth in Attachment A from time to time, in each case, by providing Customer with a new Attachment A. Any such new Attachment A shall be effective as of the date specified in the new Attachment A.

10.15. SUBMISSION AND CONSENT TO JURISDICTION AND CHOICE OF LAW. TO INDUCE IBM CREDIT TO ACCEPT THIS AGREEMENT AND THE OTHER DOCUMENTS, THE CUSTOMER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

         (A) SUBMITS ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY OTHER DOCUMENT, OR FOR THE RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND ANY FEDERAL DISTRICT COURT IN NEW YORK.

         (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREINAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME.

         (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO CUSTOMER AT ITS ADDRESS SET FORTH IN SECTION 10.13 OR AT SUCH OTHER ADDRESS OF WHICH IBM CREDIT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

         (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

         (E) AGREES THAT THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS (WITHOUT GIVING EFFECT TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

10.16. JURY TRIAL WAIVER. EACH OF IBM CREDIT AND THE CUSTOMER HEREBY IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (INCLUDING ANY COUNTERCLAIM) OF ANY TYPE IN WHICH IBM CREDIT AND THE CUSTOMER ARE PARTIES AS To ALL MATTERS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT OR ANY DOCUMENT, INSTRUMENT OR AGREEMENT EXECUTED IN CONNECTION HEREWITH.

         IN WITNESS WHEREOF, the Customer has read this entire Agreement, and has caused its authorized representatives to execute this Agreement and has caused its corporate seal to be affixed hereto as of the date first written above.

IBM CREDIT CORPORATION                          EMTEC, INC.
By:  [illegible]                                By:  [illegible]
Print Name  [illegible]                         Print Name  [illegible]
            --------------------                            --------------------
Title  [illegible]                              Title  [illegible]

                               E-BUSINESS ADDENDUM

         This addendum ("Addendum"), dated Sept. 24, 1999, is hereby made to
that certain                 Financing Agreement executed by and between IBM
Credit Corporation ("IBM Credit and Emtec. Inc. with its principal place of business located at 817 East Gate Drive, Mt. Laurel, NJ 08054 ("Customer").

                                    RECITALS

         WHEREAS, Customer and IBM Credit desire to allow certain data to be electronically transmitted and received in agreed formats via the Internet or electronic data interchange ("EDI") in substitution for conventional paper-based documents.

         NOW, THEREFORE, in consideration of the premises set forth herein, the parties hereto agree as follows:

                                    AGREEMENT

1. Documents. (A) Each party may electronically transmit to or receive from the other party certain documents specified in the E-Business Schedule attached hereto ("Documents") via the Internet or EDI. Any transmission of data which is not a Document shall have no force or effect between the parties.

B. EDI transmissions may be transmitted directly or through any third party service provider ("Provider") with which either party may contract. Each party shall be liable for the acts or omissions of its Provider while handling Documents for such party, provided, that if both parties use the same Provider, the originating party shall be liable for the acts or omissions of such Provider as to such Document.

2. Registration. Some information to be made available to Customer will be specific to Customer and will require Customer to register with IBM Credit before access is provided. After IBM Credit has approved the registration submitted by Customer. IBM Credit shall provide an ID and password(s) to an individual designated by Customer ("Customer Recipient"). Customer accepts responsibility for the designated individual's distribution of the ID and password(s) within its organization and Customer will take reasonable measures to ensure that passwords are not shared or disclosed to unauthorized individuals. Customer will conduct an annual review of all IDs and passwords to ensure that they are accurate and properly authorized. IBM CREDIT MAY CHANGE OR DISCONTINUE USE OF AN ID OR PASSWORD AT ITS DISCRETION AT ANY TIME.

3. Transmissions. Documents shall not be deemed to have been properly received, and no Document shall give rise to any obligation, until accessible to the receiving party at such party's receipt computer at the address specified herein. Upon proper receipt of a Document, the receiving party shall promptly transmit a functional acknowledgment in return. A functional acknowledgment shall constitute conclusive evidence that a Document has been properly received. If any transmitted Document is received in an unintelligible or garbled form, the receiving party shall promptly notify the originating party in a reasonable manner. In the absence of such a notice, the originating party's records of the contents of such Document shall control.

4. Security. Each party shall use those security procedures which are reasonably sufficient to ensure that all transmissions of Documents are authorized and to protect its business records and data from improper access.

5. Validity; Enforceability. (A) Any Document received pursuant to this
Addendum shall have the same effect as if the contents of the Document had been sent in paper rather than electronic form. The conduct of the parties pursuant to this Addendum shall, for all legal purposes, evidence a course of dealing and a course of performance accepted by the parties.

B. The parties agree not to contest the validity or enforceability of Documents under the provisions of any applicable law relating to whether certain agreements are to be in writing or signed by the party to be bound thereby. The parties agree, as to any Document accompanied by the Customer's ID, that IBM Credit can reasonably rely on the fact that such Document is properly authorized by Customer. Documents, if introduced as evidence on paper in any judicial, arbitration, mediation or administrative proceedings, will be admissible as between the parties to the same extent and under the same conditions as other business records originated and maintained in documentary form. Neither party shall contest the admissibility of copies of Documents under either the business records exception to the hearsay rule or the best evidence rule on the basis that the Documents were not originated or maintained in documentary form.

6. Limitation of Damages. Neither party shall be liable to the other for any special, incidental, exemplary or consequential damages arising from or as a result of any delay, omission or error in the electronic transmission or receipt of any Document pursuant to this Addendum, even if either party has been advised of the possibility of such damages. In the event Customer requests IBM Credit to effect a withdrawal or debit of funds from an account of Customer, then in no event shall IBM Credit be liable for any amount in excess of any amount incorrectly debited, except in the event of IBM Credit's gross negligence or willful misconduct.

7. Force Majeure. No party shall be liable for any failure to perform its obligations in connection with any Document, where such failure results from any act of God or other cause beyond such party's reasonable control (including, without limitation, any mechanical, electronic or communications failure) which prevents such party from transmitting or receiving Documents.

CUSTOMER RECIPIENT for Internet transmissions:


(PLEASE PRINT)
                                                 Sam Bhatt
------------------------------------------------------------------------------------------------------------------
Name of Customers Designated Central Contact Authorized to Receive IDS and Passwords:
e-rnail Address:sam-bhatt@emtecinc.com
                --------------------------------------------------------------------------------------------------
Phone number: 609-235-2262
              ----------------------------------------------------------------------------------------------------

         IN WITNESS WHEREOF, each party has caused this Addendum to be properly executed by an authorized individual on its behalf, effective as of the date first above written.

IBM CREDIT CORPORATION                                       EMTEC, INC.
By:  [illegible]                                             By:   /s/  John Howlett
     ---------------------------------------------------           -----------------
Print Name  Thomas [illegible]                               Print Name  John Howlett
            --------------------------------------------                 ------------
Title  Manager of Credit                                     Title  CEO
       -------------------------------------------------            -----------------

DV15 NWFLI15                   APPROVALS LIST                        09/24/1999
                                                                     07:14:56
                                                                     D#0728

OFFICE                                      NUMBER:                                                          01216123
DEALER.......:  17012 EMTEC, INC.

A                   APP         DISTR             S     C      REQUESTED DATE    REQUESTED        OPEN           PS/
C/REFERENCE         ID          NAME              C     R                        AMOUNT           AMOUNT          ST

_ 26151             954356      COMPAQ            A     M      09/02/1999        20,034           1,134

_ 550986881         266536      MERISEL           A     V      08/31/1999        34,011           34,011

_ 7502081           2F8JCW      TECH DAT          A     S      08/30/1999        10,060           10,060

_                   985226      MERISEL           A     V      08/30/1999        2,250            2,250

_                   029143      MERISEL           A     V      08/27/1999        37,184           37,184

_ 26077             103849      TECH DAT          A     V      08/25/1999        5,363            5,363

_ 02403             261199      TECH DAT          A     V      08/25/1999        117              117

_ 59337             054815      TECH DAT          A     V      08/25/1999        276              276

_ 59346A            881061      TECH DAT          A     V      08/25/1999        116              116

_ 3444671           BE4HTD      TECH DAT          A     S      08/25/1999        16,352           471



ACTION CODE:  I = APPROVAL INFO, D = DEALER DISPLAY, M = MODIFY APPROVAL

END OF LIST

ENTR = PROCESS      PF01 = SCREEN HELP    PF02 = FIELD HELP    PF03 = RETURN
PF04 = REFRESH                            PF06 = FIRST PAGE    PF07 = PRIOR PAGE
PF08 = NEXT PAGE                                               PF12 = MENU

                                    AMENDMENT
                                       TO
                INVENTORY AND WORKING CAPITAL FINANCING AGREEMENT

         This AMENDMENT TO THE INVENTORY AND WORKING CAPITAL FINANCING AGREEMENT (this "Amendment") is made as of November 30, 1999 by and between Emtec, Inc., a New Jersey corporation ("Customer") and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                    RECITALS:

         WHEREAS, Customer and IBM Credit have entered into that certain Inventory and Working Capital Financing Agreement dated as of September 24, 1999 (as amended, supplemented or otherwise modified from time to time, the "Agreement");

         WHEREAS, Customer has requested that IBM Credit revise certain financial covenants in the Agreement and IBM Credit is willing to provide such financing to Customer subject to the terms set forth in this Amendment.

                             Section 18. AGREEMENT

         NOW THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the value and sufficiency of which is hereby acknowledged, the parties hereto agree that the Agreement is amended as follows:

1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

2. Amendment. Effective upon due execution and delivery of this Amendment by Customer and IBM Credit, the Agreement is hereby amended as follows:

         Attachment A to the Agreement is hereby amended by deleting such Attachment A in its entirety and substituting, in lieu thereof, the Attachment A attached hereto. Such new Attachment A shall be effective as of the date specified in the new Attachment A. The changes contained in the new Attachment A include, without limitation, the following:

         (A) Customer shall be required to maintain the following financial percentage(s) and ratio(s) as of the last day of the fiscal period under review by IBM Credit:

                  Covenant                                   Covenant Requirement
                  --------                                   --------------------
         (i)      Current Assets to Current Liabilities      Greater than 1.10: 1.0

         (ii)     Net Profit after Tax                       Equal to or Greater than
                                                             the amounts shown in the
                                                             attached Attachment A

         (iii)    Total Liabilities to Tangible Net Worth    Greater than Zero and Equal
                                                             to or Less than 10.50:1.0
                                                             for the fiscal quarter
                                                             ending December 31, 1999

                  Covenant                                   Covenant Requirement
                  --------                                   --------------------


                  Total Liabilities to Tangible Net Worth    Greater than Zero
                                                             and Equal to or
                                                             Less than 10.00:1.0
                                                             for the fiscal year
                                                             ending March 31,
                                                             2000 and at all
                                                             times thereafter

         (B) The amount to be subtracted as "excess collateral" when computing the Borrowing Base is revised as more fully described in the attached Attachment A, Part I(B)(vii).

3. Condition Precedent. It is a condition precedent to the effectiveness of this Amendment that Customer pays to IBM Credit not later than December 15, 1999 a non-refundable fee of Fifteen Thousand Dollars ($15,000.00) in return for IBM Credit's agreement to revise the financial covenants as described herein.

4. Representations and Warranties. Customer makes to IBM Credit the following representations and warranties all of which are material and are made to induce IBM Credit to enter into this Amendment,

4.1. Accuracy and Completeness of Warranties and Representations. All representations made by Customer in the Agreement were true and accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by Customer in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make representations not misleading.

4.2. Violation of Other Agreements. The execution and delivery of this Amendment and the Agreement as amended hereby and the performance and observance of the covenants to be performed and observed hereunder and thereunder do not violate or cause Customer not to be in compliance with the terms of any agreement to which Customer is a party.

4.3. Litigation. Except as has been disclosed by Customer to IBM Credit in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against Customer, which if adversely determined, would materially adversely affect Customer's ability to perform Customer's obligations under the Agreement and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

4.4. Enforceability of Amendment. This Amendment and the Agreement as amended hereby have been duly authorized, executed and delivered by Customer and is enforceable against Customer in accordance with its terms.

5. Ratification of Agreement. Except as specifically amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect. Customer hereby, ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of Customer, and is not subject to any claims, offsets or defenses,

6. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws which govern the Agreement.

7. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

         IN WITNESS WHEREOF, this Amendment has been executed by duly authorized representatives of the undersigned as of the day and year first above written.

IBM CREDIT CORPORATION                                       EMTEC, INC.

By:  /s/ John Olsen                                          By:  /s/ John P. Howlett
     ---------------------------------------------                ---------------------------------------------
Print Name:  John Olsen                                      Print Name:  John P. Howlett
             -------------------------------------                        -------------------------------------
Title:  Region Loan Manager                                  Title: CEO
        ------------------------------------------                  -------------------------------------------
Date:  11/30/99                                              Date:  12/30/99
       -------------------------------------------                  -------------------------------------------

                      ACKNOWLEDGMENT, WAIVER AND AMENDMENT
                                       TO
                               FINANCING AGREEMENT

         This ACKNOWLEDGMENT, WAIVER AND AMENDMENT ("Amendment") TO THE INVENTORY AND WORKING CAPITAL FINANCING AGREEMENT is made as of November __, 2000 by and between Emtec, Inc., a New Jersey corporation ("Customer") and IBM Credit Corporation, a Delaware corporation ("IBM Credit").

                                    RECITALS:

         WHEREAS, Customer and IBM Credit have entered into that certain inventory and Working Capital Financing Agreement dated as of September 24, 1999 (as amended, supplemented or otherwise modified from time to time, the "Agreement");

         WHEREAS, Customer is in default of one or more of its financial covenants contained in the Agreement (as more specifically explained in Section 2 hereof); and

         WHEREAS, IBM Credit is willing to waive such defaults subject to the conditions set forth below.

                                 AGREEMENT

         NOW THEREFORE, in consideration of the premises set forth herein, and for other good and valuable consideration, the value and sufficiency of which is hereby acknowledged, the parties hereto agree that the Agreement is amended as follows:

Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

Section 2. Acknowledgment.

(A) Customer acknowledges that the financial covenants set forth in Attachment A to the Agreement are applicable to the financial results of Customer for the fiscal quarter ending March 31, 2000, and Customer was required to maintain such financial covenants at all times. Customer further acknowledges its actual attainment was as follows:

       Covenant                  Covenant Requirement               Covenant Actual
       --------                  --------------------               ---------------
   (a) Net Profit after Tax      Equal to or Greater than           ($303,000)
                                 ($120,000)

   (b) Total Liabilities to      Greater than Zero and              12.37:1.0
       Tangible Net Worth        Equal to or Less than
                                 10.0: 1.0

       Covenant                  Covenant Requirement               Covenant Actual
       --------                  --------------------               ---------------
   (c) Current Assets to         Equal to or Greater                1.06:1.0
       Current Liabilities       than 1.10:1.0

(B) Customer acknowledges that the financial covenants set forth in Attachment A to the Agreement are applicable to the financial results of Customer for the fiscal quarter ending June 30, 2000, and Customer was required to maintain such financial covenants at all times. Customer further acknowledges its actual attainment was as follows:

       Covenant                  Covenant Requirement               Covenant Actual
       --------                  --------------------               ---------------
       Current Assets to          Equal to or Greater               1.08:1.0
       Current Liabilities        than 1.10:1.0

Section 3. Waivers to Agreement. IBM Credit hereby waives the defaults of Customer with the terms of the Agreement to the extent such defaults are set forth in Section 2 hereof.

Section 4. Amendment. The Agreement is hereby amended as follows:

         Attachment A to the Agreement is hereby amended by deleting such Attachment A in its entirety and substituting, in lieu thereof, the Attachment A attached hereto. Such new Attachment A shall be effective as of the date specified in the new Attachment A. The changes contained in the new Attachment A include, without limitation, the following:

Customer shall be required to maintain the following financial percentage(s) and ratio(s) as of the last day of the fiscal period under review by IBM Credit:

                                 Covenant Requirement -             Covenant Requirement -
                                 Fiscal Quarter                     Fiscal Quarter End
       Covenant                  End 09-30-00                       12-31-00 and thereafter
       --------                  ------------                       -----------------------
   (a) Net Profit after Tax      Equal to or Greater than 0.0%      Equal to or Greater than
       to Revenue                                                   0.1 %

   (b) Total  Liabilities to     Greater  than  Zero and  Equal     Greater  than Zero and Equal to
       Tangible Net Worth        to or Less than 11.0:1.0           or Less than 11.0:1.0

                                 Covenant Requirement -             Covenant Requirement -
                                 Fiscal Quarter                     Fiscal Quarter End
       Covenant                  End 09-30-00                       12-31-00 and thereafter
       --------                  ------------                       -----------------------
   (c) Current Assets to         Greater than 1.08: 1.0             Greater than 1.08:1.0
       Current Liabilities

Section 5. Conditions to Effectiveness of Waiver. The waiver set forth in
Section 3 hereof shall become effective upon the receipt by IBM Credit from Customer of (i) this Amendment executed by Customer, and (ii) a waiver fee, in immediately available funds, equal to Fifteen Thousand Dollars ($15,000.00) on or prior to November 15, 2000. Such waiver fee payable to IBM Credit hereunder shall be nonrefundable and shall be in addition to any other fees IBM Credit may charge Customer.

Section 6. Rights and Remedies. Except to the extent specifically waived herein IBM Credit reserves any and all rights and remedies that IBM Credit now has or may have in the future with respect to Customer, including any and all rights or remedies which it may have in the future as a result of Customer's failure to comply with its financial covenants to IBM Credit. Except to the extent specifically waived herein neither this Amendment, any of IBM Credit's actions or IBM Credit's failure to act shall be deemed to be a waiver of any such rights or remedies.

Section 7. Governing Law. This Amendment shall be governed by and interpreted in accordance with the laws which govern the Agreement.

Section 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

         IN WITNESS WHEREOF, this Amendment has been executed by duly authorized representatives of the undersigned as of the day and year first above written.

IBM CREDIT CORPORATION                    EMTEC, INC.

By:                                       By:  /s/ John P. Howlett
   ------------------------------            -----------------------------------

Print Name:                               Print Name:  John P. Howlett
           ----------------------                    ---------------------------

Title:                                    Title:  CEO
      ---------------------------               --------------------------------